-------------------------------
                                                          OMB APPROVAL
                                                 -------------------------------
                                                   OMB Number: 3235-0570
                                                   Expires: September 30, 2007
                                                   Estimated average burden
                                                   hours per response     19.4
                                                 -------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5550

                             The Alger American Fund
               (Exact name of registrant as specified in charter)

                    111 Fifth Avenue New York, New York 10003
            (Address of principal executive offices)       (Zip code)

                                 Mr. Hal Liebes

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.



                            THE ALGER AMERICAN FUND

                                 ALGER AMERICAN
                                GROWTH PORTFOLIO

                                 ALGER AMERICAN
                         SMALL CAPITALIZATION PORTFOLIO

                                 ALGER AMERICAN
                           INCOME AND GROWTH PORTFOLIO

                                 ALGER AMERICAN
                               BALANCED PORTFOLIO

                                 ALGER AMERICAN
                             MIDCAP GROWTH PORTFOLIO

                                 ALGER AMERICAN
                           LEVERAGED ALLCAP PORTFOLIO



                                  ANNUAL REPORT
                                DECEMBER 31, 2006



                                  [ALGER LOGO]

TABLE OF CONTENTS

  THE ALGER AMERICAN FUND
  Letter to Our Shareholders ..............................................  1
  Portfolio Highlights ....................................................  5
  Portfolio Summary ....................................................... 11
  Schedules of Investments ................................................ 12
  Statements of Assets and Liabilities .................................... 32
  Statements of Operations ................................................ 33
  Statements of Changes in Net Assets ..................................... 34
  Financial Highlights .................................................... 36
  Notes to Financial Statements ........................................... 40
  Report of Independent Registered Public Accounting Firm ................. 48
  Additional Information .................................................. 49
  Trustees and Officers of the Fund ....................................... 51

Dear Shareholders,                                              JANUARY 10, 2007

Looking back on the fiscal year that ended December 31, 2006, we were reminded of the famous quotation from Shakespeare's The Tempest: "O Wonder! How many goodly creatures are there here! How beauteous mankind is! O brave new world that has such people in't!"

"Brave New World" strikes us as a good metaphor for where U.S. investors find themselves today. Early in 2006, Federal Chairman Ben Bernanke discussed his own uncertainty about the "conundrum" of why long-term interest rates weren't moving in sync with short-term rates. If Bernanke, a skilled and experienced economist and policy-maker, is perplexed about the world today, it is hardly surprising that so many investors are feeling unsettled. More than at any point in recent memory, the data that most of us use to gauge the health or weakness of the economy and the markets offers little clarity. Inflation was a concern, and then it wasn't; the job market was strong statistically, yet people seem concerned about employment; corporate profits have accelerated at a double-digit pace, yet the markets have held back. And overall, Wall Street pundits and U.S. investors spent a good part of the year worrying and waiting for a "Tempest" that never came.

One reason for the confusion, in our view, is that today's economic reality reflects an international macro-economy, not just a national one. But there are few metrics to track global data the way the major U.S. indicators track our national economy. A few economists, market mavens, and commentators have begun to grapple with this issue, but until systems can be created that do effectively gauge factors such as global inflation or global labor data, U.S. investors may feel like Shakespeare's Miranda, washed up on the shores of an uncharted, potentially dangerous island -- with no overarching point of reference and a profound sense of unease.

Take inflation. While gas prices soared until the summer, they came down after. Home prices also began to soften, and in some regions of the country, plummet. The earlier increase in both was widely felt by most consumers to be proof of inflation, and for most people, it was. But statistically, it was a different matter. Gasoline prices are not included in so-called "core inflation," and home prices aren't either. Even core inflation is a strange statistic, because nearly one-third of the core index is made up of "owner's equivalent rent" -- a component that reflects potential homebuyers who choose to rent during a cooling housing market, while waiting for a more opportune time to buy. As this group grew in the early months of the year, demand for rental units increased, and rents went up. That meant that inflation readings went up as well, largely because home prices didn't! And to add insult to injury, the rise in inflation was triggered by the Fed raising rates -- which meant that the very act of increasing interest rates to contain inflation was instead causing it. No wonder there has been such unease.

But as in Shakespeare's brave new world, unease sits side by side with opportunities. Today's better companies are much farther ahead in their thinking and planning than most countries and governments -- think Prospero and his bag of magic tricks. Because of the imperatives of competition and the demands of the market, they are constantly innovating and changing their business models. In fact, in our view, the best way a modern investor can stay informed is to follow what the better managed companies do: ignore trends, and look at investments on a case-by-case corporate basis. (And of course, today's interested investors have a remarkable tool for this research: the Internet. O Brave New World, indeed.)

Apart from the ongoing tectonic shifts, 2006 saw a number of milestones nationally and globally. In early October, the Dow Jones Industrial Averagei broke 12,000 for the first time and showed no signs of retreating. In later October, the Industrial & Commercial Bank of China held the world's largest IPO ever, raising more than $21 billion in its initial public offering, most of it from foreign institutional investors, which was yet one more sign that China has emerged as the second engine of international growth, one which is directly impacting a majority of the dynamic growth companies that we focus on.

And spurring the U.S. equity markets to their fall rally was one of the year's most significant developments, when the Federal Open Market Committee decided on August 8th to stop raising interest rates after 17 consecutive hikes dating back to June 2004. For the first half of the year, relentless scrutiny of whether or not the Fed would ever pause was actually obscuring what the better companies were doing, and impeding multiple expansion. To the relief of U.S. pundits, investors, and the equity markets in general the Fed continued to hold steady at 5.25% for the remainder of the year, and we believe that rates are not likely to rise in the foreseeable future. The fact that the 10-year Treasury, at about 4.5% is trading at the same level it was when the Fed began in 2004, is yet another sign that the global market is determining the economic landscape more than any one central bank -- even one as powerful as the Federal Reserve.

What has been most surprising this year is how strong corporate earnings have remained; and almost as surprising is how little that strength has propelled the U.S. equity market. Even as earnings of the S&P 500 have registered double-digit growth -- not to mention having increased almost 75% over the past five years -- the S&P 500 Index(ii) itself was up approximately 16% year-to-date through December 31. The major U.S. indices have fared about the same, with the Dow stronger and the Nasdaq(iii) weaker. The result over this time has been a steady compression of valuations, with the forward P/E multiple for the S&P 500 going from over 18x in 2002 to just over 14x in 2006, a compression of nearly 25%.

The continued abatement of inflation and neutral stance of the Federal Reserve had positive implications for the bond market. Even though event risk dominated the corporate bond landscape as M&A activity reached a fevered pitch, corporate bond returns outpaced both Treasuries and U.S. Agency returns on the heels of solid balance sheets and a relatively benign interest rate environment.

One other positive for the equities market occurred at the end of our fiscal year, namely the fall congressional elections. The uncertainty about the outcome was for a time a headwind, and judging by the upward move of the markets after, investors were apparently relieved by the outcome -- not the victory of the Democrats necessarily, but rather the end of the flurry of debates. Soon enough attention will turn to the presidential election of 2008, but for a while at least, politics will be less of a distraction.

As for our outlook for 2007: more of the same. We expect the gap between how the U.S economy is doing (fine but not spectacular) and how innovative growth companies are doing (extremely well) to continue. We also expect the international economy to benefit U.S. companies that are competing in the global marketplace, even as all of us continue to grapple with the unknowns of the new and evolving landscape.


PORTFOLIO MATTERS


ALGER AMERICAN GROWTH PORTFOLIO

The Alger American Growth Portfolio returned 5.15% for the fiscal year ending December 31, 2006, compared with a return of 9.09% for the Russell 1000 Growth Index(iv). Information technology represented an average weight of 26.31%, a slight underweight compared to the benchmark. It outperformed in this sector buoyed by strong performances from Nintendo Co. Ltd., the popular game manufacturer, Research In Motion, Ltd., a leader in wireless communications and Cisco Systems, Inc., the leading supplier of Internet networking equipment & network management.

In the consumer discretionary sector, the Portfolio was overweight the benchmark at 14.46%, and outperformed with solid returns from Las Vegas Sands Corp., a hotel, gaming, and resort development company headquartered in Las Vegas, Nevada Cablevision Systems Corp., and Harrah's Entertainment Inc., the world's largest provider of branded casino entertainment. Over the course of the year the Portfolio increased its overall holdings in this sector.

Financial stocks accounted for an average weight of 11.31% of the Portfolio's holdings, an overweight to the benchmark, and significantly outperformed due primarily to the increase in international development and trading. Prominent contributions in this sector came from Industrial and Commercial Bank of China Ltd., a leading financial bank in China, Goldman Sachs Group, Inc. and IntercontinentalExchange Inc., operator of the leading global, electronic marketplace for trading futures and OTC energy contracts.

In the health care sector, the Portfolio was underweight the benchmark at 12.93% and underperformed. Significant detractors were Medco health Solutions, Inc., a leading pharmacy benefit manager and Humana Inc., a healthcare provider offering comprehensive coordinated health insurance coverage and related services.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

The Alger American Small Capitalization Portfolio gained 20.02% compared to the Russell 2000 Growth Index(v) which returned 13.35%. Our holdings in the information technology sector represented an average weight of 23.20%, an underweight to the benchmark but outperformed. Strong contributors included DealerTrack Holdings, Inc., a leading provider of on-demand software and data solutions for the automotive retail industry in the United States, Omniture, Inc., a leader in online business optimization services, and InterNAP Network Services, Corp., a provider of business network optimization solutions. During the past six months, we made minor shifts in our IT weightings out of peripherals and semiconductors and solidified our weight in internet services.

Our holdings in the health care sector were overweight the benchmark at an average weight of 20.42%, but markedly outperformed. Myogen, a biopharmaceutical company focused on the development of therapeutics for the treatment of cardiovascular disorders (subsequently a wholly-owned subsidiary of Gilead Sciences, Inc.), was among the top performers. Other top holdings included InterMune, Inc., a biopharmaceutical company focused on developing therapies in pulmonology and hepatology, and Pozen, Inc., a pharmaceutical company committed to developing products for the treatment of acute and chronic pain.

At an average weight of 16.50%, the Portfolio's consumer discretionary holdings were slightly overweight compared to the benchmark and outperformed. Prominent performances were contributed by Phillips-Van Heusen Corp., the owner of America's most successful apparel and footwear brands, Priceline.com, Inc., the leading travel service for value-conscious leisure travelers, and Iconix Brand Group, Inc., the owner of a diversified portfolio of fashion brands that touch every segment of retail distribution.

We were underweight in the industrial sector at 14.12% compared to the benchmark and despite some strong performers including BE Aerospace, Inc., the world's leading manufacturer of cabin interior products for commercial aircraft, the portfolio underperformed in this sector. Detractors included Williams Scotsman International, a developer of space-saving solutions for over 50 years, and Landstar System, Inc., a leader in logistics, trucking, and transportation services.


ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

The Alger American Income and Growth Portfolio gained 9.31% for the year ended December 31, 2006, compared to the Russell 1000 Growth Index(vi) return of 9.09%.

Information technology at an average weight of 20.77% of the Portfolio's holdings was underweight the benchmark but significantly outperformed. Leading contributors included Nintendo Co. Ltd., NAVTEQ Corp., a maker of digital maps for vehicular navigation, and Cisco Systems, Inc. Despite stronger early performances from companies like Motorola, Inc., the portfolio shifted its weightings out of peripherals and strengthened its position in online services.

Consumer discretionary accounted for an average weight of 12.51% an underweight to the benchmark and outperformed. Notable contributions came from Orient Express Hotels Ltd., owner and manager of hotels and businesses operations in 25 countries, McDonald's Corp., and EchoStar Communications Corp., one of the world's leading direct broadcast satellite providers.

In the industrial sector, the Portfolio was underweight at 13.64% compared to the benchmark, and outperformed with strong performances by BE Aerospace, Inc., Boeing Co., the largest manufacturer of commercial jetliners and military aircraft, and Joy Global, Inc., the world's leading provider of mining equipment.

In the health care sector, the Portfolio was substantially underweight the benchmark at 8.07% and underperformed due to weaker performances from Medco Health Solutions, Inc., and Pfizer, Inc., the world's largest pharmaceutical company.

ALGER AMERICAN BALANCED PORTFOLIO

The Alger American Balanced Portfolio returned 4.72% for the fiscal year, compared to the Russell 1000 Growth Index which returned 9.09%. Information technology represented an average weight of 26.52% of the Portfolio's equity holdings, an overweight compared to the benchmark, and outperformed in this sector. Strong performers included Research In Motion Ltd., Nintendo Co. Ltd., and Cisco Systems, Inc.

In the consumer discretionary sector, the Portfolio was slightly underweight at 14.00% compared to the benchmark, and underper-formed despite good returns from XM Satellite Radio Holdings Inc., a leading distributor of satellite radio programming, Las Vegas Sands Corp., and Cablevision Systems Corp., a leading telecommunications and entertainment company.

The  financial  sector  accounted  for  an  average  weight  of  11.78%  of  the
Portfolio's holdings, an overweight to the benchmark, and significantly outperformed. Strong contributions in this sector came from Industrial and Commercial Bank of China Ltd., Goldman Sachs Group, Inc. and IntercontinentalExchange Inc.

At an average weight of 12.59%, the Portfolio was underweight the benchmark in the health care sector, and underperformed due to weaker performances from Medco Health Solutions, Inc., and Humana, Inc.

The Fixed income portion of the Alger American Balance Fund returned 4.08% versus the Lehman Brothers Government/Credit Bond Index YTD return of 3.78%. As of December 31, 2006, 28% of the portfolio was in corporate securities, 34% in mortgage backed securities, 3% in asset backed securities, 20% in US Treasury, 12% in US Agency and 2% in cash equivalents.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

For the year ended December 31, 2006, the Alger American MidCap Growth Portfolio gained 10.14%, compared to the Russell MidCap Growth Indexv(ii) with a return of 10.65%.

Our holdings in consumer discretionary, at an average weight of 21.29%, were underweight, but showed a significant outperformance to the benchmark. Strong performances were contributed by XM Satellite Radio Holdings, Inc., Focus Media Holding Ltd., the largest outdoor TV advertising network in China, and GameStop Corp., the world's largest video game retailer.

Information technology, at an average weight of 20.21%, was overweight to the benchmark and also showed a substantial outperformance with key performances
Nintendo Co. Ltd., Net 1 U.E.P.S. Technologies, Inc., a provider of transactional technologies for developing countries with limited or no access to traditional banking facilities, and NAVTEQ Corp.

We were underweight in the industrial sector at 14.38% compared to the benchmark but outperformed. Leading contributors included Terex Corp., a manufacturer of trucks and hydraulic mining excavators, McDermott International, Inc., a worldwide energy services company, and BE Aerospace, Inc.

In the energy sector, the Portfolio was underweight the benchmark at an average weight of 6.65% and underperformed, due to weaker performances from Patterson-UTI Energy, Inc., a leading oil and gas drilling company, and BJ Services, Co., a provider of pressure pumping, cementing, stimulation and coiled tubing services worldwide.


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

The Alger American Leveraged AllCap Portfolio gained 19.26% for the year ended December 31, 2006, compared to the Russell 3000 Growth Index(vi) return of 9.46%.

The Portfolio's industrial holdings, at an average weight of 14.24%, were underweight to the benchmark and substantially outperformed. Strong performers included Terex Corp., a manufacturer of trucks and hydraulic mining excavators, BE Aerospace Inc., and Textron, Inc., a global network of aircraft, industrial and finance businesses.

Information technology represented an average weight of 25.77% of the Portfolio's holdings, an underweight to the benchmark and outperformed. Strong IT performers included MEMC Electronic Materials, Inc., a global supplier of silicon wafers to the semiconductor industry, Cisco Systems, Inc., and DealerTrack Holdings Inc. During the past year, we made minor shifts in our IT weightings out of peripherals and semiconductors and solidified our weight in online services.

In the consumer discretionary sector, the Portfolio was underweight at 10.92% compared to the benchmark, but outperformed due to substantial returns by Focus Media Holdings Ltd., GameStop Corp., and MGM MIRAGE.

Energy stocks accounted for an average weight of 10.17%, an overweight to the benchmark but underperformed with weaker performances from companies including Warren Resources, Inc., a company engaged in the exploration and development of domestic onshore natural gas and oil reserves, and Horizon Offshore, Inc., a provider of marine construction services to the offshore oil and gas industry.


IN SUMMARY

Shakespeare's THE TEMPEST ended with kings and navigators leaving an old, brittle world behind, and looking towards a new world of possibilities and rewards. We are all in that position today, heading towards an uncertain future laden with unknowns and opportunities. At Alger, we are as passionate about investing and about discovering innovative, dynamic companies as we have been for the past four decades. And as the year comes to a close, we thank you for the trust you place in us and for joining as we explore this brave new world.

Respectfully submitted,

/s/ Daniel C. Chung                         /s/ Zachary Karabell

Daniel C. Chung                             Zachary Karabell
Chief Investment Officer                    Chief Economist

----------

i The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

ii Standard & Poor's 500 Index ("S&P 500 Index") is an index of the 500 largest and most profitable companies in the United States.

iii Nasdaq is an index of 4000 domestic and non-U.S. companies listed on the Nasdaq stock market.

iv Russell 1000 Growth Index is an unmanaged index designed to track the performance of the large capitalization growth segment of the U.S. equity universe.

v Russell 2000 Growth Index is an unmanaged index designed to track the performance of the small capitalization growth segment of the U. S. equity universe.

vi Russell 3000 Growth Index is an unmanaged index designed to track the performance of companies of the broad growth equity market.

vii Russell MidCap Growth Index is an unmanaged index designed to track the performance of the medium capitalization growth segment of the U. S. equity universe.

You can not invest directly in any index.

This report and the financial statements contained herein are submitted for the general information of shareholders of The Alger American Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Securities mentioned in this letter were held during the reporting period but may or may not be reflected in the Schedule of Investments as of December 31, 2006. Sector weightings represents the funds average weightings in the particular sector during the reporting period and may differ from the sector weightings as of December 31, 2006.

The views and opinions of the Fund's management and the schedule of investments described in this report are as of December 31, 2006 and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable, however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of December 31, 2006.


A WORD ABOUT RISK

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Portfolios that invest in fixed-income securities, such as the Balanced Portfolio, are subject to the fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. These portfolios are also subject to the risk of a decline in the value of the portfolio's securities in the event of an issue's falling credit rating or actual default. Portfolios that participate in leveraging, such as the Leveraged AllCap Portfolio, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the Portfolio had not borrowed. For a more detailed discussion of the risks associated with a Portfolio, please see the Fund's Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, VISIT THE ALGER WEB SITE OR CALL THE 800 NUMBER BELOW.

BEFORE INVESTING IN ANY PORTFOLIO IN THE ALGER AMERICAN FUND, INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT (800) 254-3797, OR VISITING OUR WEBSITE AT WWW.ALGER.COM, OR CONTACTING THE FUND'S DISTRIBUTOR, FRED ALGER & COMPANY, INCORPORATED, 111 FIFTH AVENUE, NEW YORK 10003. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
ALGER AMERICAN GROWTH PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                                      Alger                        Russell 1000
                                 American Growth                   Growth Index
1/1/97                                  10000                         10000
12/31/97                                12575                         13048
12/31/98                                18620                         18098
12/31/99                                24903                         24098
12/31/2000                              21223                         18694
12/31/2001                              18716                         14879
12/31/2002                              12541                         10729
12/31/2003                              16951                         13922
12/31/2004                              17882                         14799
12/31/2005                              20029                         15580
12/31/2006                              21066                         16996


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Growth Class O shares and the Russell 1000 Growth Index for the ten years ended December 31, 2006. Figures for the Alger American Growth Class O shares and the Russell 1000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American Growth Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                            AVERAGE ANNUAL TOTAL RETURNS
                                      -----------------------------------------
                                                                        SINCE
                                      1 YEAR    5 YEARS    10 YEARS   INCEPTION
                                      -----------------------------------------
    CLASS O (INCEPTION 1/9/89)         5.18%      2.39%      7.74%      12.45%
    RUSSELL 1000 GROWTH INDEX          9.09%      2.69%      5.45%      10.47%
    ----------------------------------------------------------------------------
    CLASS S (INCEPTION 5/1/02)         4.90%        --         --        4.52%
    RUSSELL 1000 GROWTH INDEX          9.09%        --         --        5.37%
    ----------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, VISIT US AT WWW.ALGER.COM, OR CALL US AT
(800) 254-3797.

RETURNS INDICATED ASSUME REINVESTMENT OF ALL DISTRIBUTIONS, NO TRANSACTION COSTS OR TAXES, AND ARE NET OF MANAGEMENT FEES AND FUND OPERATING EXPENSES ONLY. TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE PORTFOLIO OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT, VARIABLE LIFE INSURANCE PLAN OR RETIREMENT PLAN FOR WHICH THE PORTFOLIO SERVES AS AN UNDERLYING INVESTMENT VEHICLE. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PLEASE REFER TO THE VARIABLE INSURANCE PRODUCT OR RETIREMENT PLAN DISCLOSURE DOCUMENTS FOR ANY ADDITIONAL APPLICABLE EXPENSES. INVESTING IN THE STOCK MARKET INVOLVES GAINS AND LOSSES AND MAY NOT BE SUITABLE FOR ALL INVESTORS.

--------------------------------------------------------------------------------
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                                   Alger American                Russell 2000
                                Small Capitalization             Growth Index
1/1/97                                  10000                         10000
12/31/97                                11139                         11295
12/31/98                                12869                         11435
12/31/99                                18456                         16363
12/31/2000                              13437                         12692
12/31/2001                               9472                         11520
12/31/2002                               6988                          8033
12/31/2003                               9947                         11932
12/31/2004                              11595                         13639
12/31/2005                              13552                         14205
12/31/2006                              16265                         16101


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Small Capitalization Class O shares and the Russell 2000 Growth Index for the ten years ended December 31, 2006. Figures for both the Alger American Small Capitalization Class O shares and the Russell 2000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American Small Capitalization Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                           AVERAGE ANNUAL TOTAL RETURNS
                                    -------------------------------------------
                                                                        SINCE
                                    1 YEAR      5 YEARS    10 YEARS   INCEPTION
                                    -------------------------------------------
    CLASS O (INCEPTION 9/21/88)      20.02%      11.42%      4.98%      11.63%
    RUSSELL 2000 GROWTH INDEX        13.35%       6.93%      4.88%       8.16%
    ---------------------------------------------------------------------------
    CLASS S (INCEPTION 5/1/02)       19.73%         --         --       12.78%
    RUSSELL 2000 GROWTH INDEX        13.35%         --         --        8.31%
    ---------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, VISIT US AT WWW.ALGER.COM, OR CALL US AT
(800) 254-3797.

RETURNS INDICATED ASSUME REINVESTMENT OF ALL DISTRIBUTIONS, NO TRANSACTION COSTS OR TAXES, AND ARE NET OF MANAGEMENT FEES AND FUND OPERATING EXPENSES ONLY. TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE PORTFOLIO OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT, VARIABLE LIFE INSURANCE PLAN OR RETIREMENT PLAN FOR WHICH THE PORTFOLIO SERVES AS AN UNDERLYING INVESTMENT VEHICLE. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PLEASE REFER TO THE VARIABLE INSURANCE PRODUCT OR RETIREMENT PLAN DISCLOSURE DOCUMENTS FOR ANY ADDITIONAL APPLICABLE EXPENSES. INVESTING IN THE STOCK MARKET INVOLVES GAINS AND LOSSES AND MAY NOT BE SUITABLE FOR ALL INVESTORS.

--------------------------------------------------------------------------------
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                                   Alger American                 Russell 1000
                                  Income and Growth               Growth Index
1/1/97                                  10000                         10000
12/31/97                                13629                         13048
12/31/98                                18043                         18098
12/31/99                                25702                         24098
12/31/2000                              25376                         18694
12/31/2001                              21742                         14879
12/31/2002                              14980                         10729
12/31/2003                              19450                         13922
12/31/2004                              20976                         14799
12/31/2005                              21697                         15580
12/31/2006                              23717                         16996


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Income and Growth Class O shares and the Russell 1000 Growth Index for the ten years ended December 31, 2006. Figures for the Alger American Income and Growth Class O shares and the Russell 1000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends.


--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                           AVERAGE ANNUAL TOTAL RETURNS
                                    -------------------------------------------
                                                                        SINCE
                                    1 YEAR      5 YEARS    10 YEARS   INCEPTION
                                    -------------------------------------------
    CLASS O (INCEPTION 11/15/88)      9.31%       1.75%      9.02%      10.04%
    RUSSELL 1000 GROWTH INDEX         9.09%       2.69%      5.45%      10.59%
    ---------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, VISIT US AT WWW.ALGER.COM, OR CALL US AT
(800) 254-3797.

RETURNS INDICATED ASSUME REINVESTMENT OF ALL DISTRIBUTIONS, NO TRANSACTION COSTS OR TAXES, AND ARE NET OF MANAGEMENT FEES AND FUND OPERATING EXPENSES ONLY. TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE PORTFOLIO OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT, VARIABLE LIFE INSURANCE PLAN OR RETIREMENT PLAN FOR WHICH THE PORTFOLIO SERVES AS AN UNDERLYING INVESTMENT VEHICLE. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PLEASE REFER TO THE VARIABLE INSURANCE PRODUCT OR RETIREMENT PLAN DISCLOSURE DOCUMENTS FOR ANY ADDITIONAL APPLICABLE EXPENSES. INVESTING IN THE STOCK MARKET INVOLVES GAINS AND LOSSES AND MAY NOT BE SUITABLE FOR ALL INVESTORS.

--------------------------------------------------------------------------------
ALGER AMERICAN BALANCED PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                                                             Lehman Brothers
                       Alger American      Russell 1000       Gov't/Credit
                          Balanced         Growth Index        Bond Index
1/1/97                      10000              10000              10000
12/31/97                    11982              13048              10975
12/31/98                    15757              18098              12014
12/31/99                    20360              24098              11757
12/31/2000                  19798              18694              13149
12/31/2001                  19415              14879              14267
12/31/2002                  17029              10729              15839
12/31/2003                  20270              13922              16580
12/31/2004                  21196              14799              17278
12/31/2005                  22981              15580              17684
12/31/2006                  24066              16996              18352

The  chart  above  illustrates  the  growth in value of a  hypothetical  $10,000 investment made in Alger American Balanced Class O shares, the Russell 1000 Growth Index, and the Lehman Brothers Government/Credit Bond Index for the ten years ended December 31, 2006. Figures for the Alger American Balanced Class O shares, the Russell 1000 Growth Index (an unmanaged index of common stocks), and the Lehman Brothers Government/Credit Bond Index (an unmanaged index of government and corporate bonds), include reinvestment of dividends and/or interest. Performance for the Alger American Balanced Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                               AVERAGE ANNUAL TOTAL RETURNS
                                            ------------------------------------
                                                                         SINCE
                                            1 YEAR  5 YEARS  10 YEARS  INCEPTION
                                            ------------------------------------
    CLASS O (INCEPTION 9/5/89)               4.72%    4.39%    9.18%     8.94%
    RUSSELL 1000 GROWTH INDEX                9.09%    2.69%    5.45%     9.24%
    LEHMAN BROTHERS GOV'T/CREDIT BOND INDEX  3.78%    5.17%    6.26%     7.31%
    ---------------------------------------------------------------------------
    CLASS S (INCEPTION 5/1/02)               4.46%      --       --      5.49%
    RUSSELL 1000 GROWTH INDEX                9.09%      --       --      5.37%
    LEHMAN BROTHERS GOV'T/CREDIT BOND INDEX  3.78%      --       --      5.21%
    ----------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, VISIT US AT WWW.ALGER.COM, OR CALL US AT
(800) 254-3797.

RETURNS INDICATED ASSUME REINVESTMENT OF ALL DISTRIBUTIONS, NO TRANSACTION COSTS OR TAXES, AND ARE NET OF MANAGEMENT FEES AND FUND OPERATING EXPENSES ONLY. TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE PORTFOLIO OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT, VARIABLE LIFE INSURANCE PLAN OR RETIREMENT PLAN FOR WHICH THE PORTFOLIO SERVES AS AN UNDERLYING INVESTMENT VEHICLE. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PLEASE REFER TO THE VARIABLE INSURANCE PRODUCT OR RETIREMENT PLAN DISCLOSURE DOCUMENTS FOR ANY ADDITIONAL APPLICABLE EXPENSES. INVESTING IN THE STOCK MARKET INVOLVES GAINS AND LOSSES AND MAY NOT BE SUITABLE FOR ALL INVESTORS.

--------------------------------------------------------------------------------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                                   Alger American                 Russell MidCap
                                    MidCap Growth                  Growth Index
1/1/97                                  10000                         10000
12/31/97                                11501                         12253
12/31/98                                14985                         14442
12/31/99                                19758                         21850
12/31/2000                              21572                         19283
12/31/2001                              20165                         15396
12/31/2002                              14208                         11177
12/31/2003                              20998                         15952
12/31/2004                              23736                         18421
12/31/2005                              26068                         20650
12/31/2006                              28712                         22846

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger American MidCap Growth Class O shares and the Russell Midcap Growth Index for the ten years ended December 31, 2006. Figures for the Alger American MidCap Growth Class O shares and the Russell Midcap Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American MidCap Growth Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2006

                                          AVERAGE ANNUAL TOTAL RETURNS
                                    -------------------------------------------
                                                                        SINCE
                                    1 YEAR      5 YEARS    10 YEARS   INCEPTION
                                    -------------------------------------------
    CLASS O (INCEPTION 5/3/93)       10.14%       7.32%      11.12%     14.46%
    RUSSELL MIDCAP GROWTH INDEX      10.65%       8.22%       8.62%     10.72%
    ---------------------------------------------------------------------------
    CLASS S (INCEPTION 5/1/02)        9.89%         --         --        8.92%
    RUSSELL MIDCAP GROWTH INDEX      10.65%         --         --       10.51%
    ---------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, VISIT US AT WWW.ALGER.COM, OR CALL US AT
(800) 254-3797.

RETURNS INDICATED ASSUME REINVESTMENT OF ALL DISTRIBUTIONS, NO TRANSACTION COSTS OR TAXES, AND ARE NET OF MANAGEMENT FEES AND FUND OPERATING EXPENSES ONLY. TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE PORTFOLIO OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT, VARIABLE LIFE INSURANCE PLAN OR RETIREMENT PLAN FOR WHICH THE PORTFOLIO SERVES AS AN UNDERLYING INVESTMENT VEHICLE. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PLEASE REFER TO THE VARIABLE INSURANCE PRODUCT OR RETIREMENT PLAN DISCLOSURE DOCUMENTS FOR ANY ADDITIONAL APPLICABLE EXPENSES. INVESTING IN THE STOCK MARKET INVOLVES GAINS AND LOSSES AND MAY NOT BE SUITABLE FOR ALL INVESTORS.

--------------------------------------------------------------------------------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                                    Alger American                 Russell 3000
                                   Leveraged AllCap                Growth Index
1/1/97                                  10000                         10000
12/31/97                                11968                         12874
12/31/98                                18889                         17382
12/31/99                                33634                         23261
12/31/2000                              25283                         18046
12/31/2001                              21256                         14502
12/31/2002                              14048                         10435
12/31/2003                              18926                         13665
12/31/2004                              20476                         14610
12/31/2005                              23434                         15364
12/31/2006                              27948                         16818


The  chart  above  illustrates  the  growth in value of a  hypothetical  $10,000 investment made in Alger American Leveraged AllCap Class O shares and the Russell 3000 Growth Index for the ten years ended December 31, 2006. Figures for the Alger American Leveraged AllCap Class O shares and the Russell 3000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for Alger American Leveraged AllCap Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                           AVERAGE ANNUAL TOTAL RETURNS
                                    -------------------------------------------
                                                                        SINCE
                                    1 YEAR      5 YEARS    10 YEARS   INCEPTION
                                    -------------------------------------------
    CLASS O (INCEPTION 1/25/95)      19.26%       5.63%      10.82%     15.28%
    RUSSELL 3000 GROWTH INDEX         9.46%       3.01%       5.34%      8.88%
    ---------------------------------------------------------------------------
    CLASS S (INCEPTION 5/1/02)       18.96%         --         --        8.11%
    RUSSELL 3000 GROWTH INDEX         9.46%         --         --        5.60%
    ---------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, VISIT US AT WWW.ALGER.COM, OR CALL US AT
(800) 254-3797.

RETURNS INDICATED ASSUME REINVESTMENT OF ALL DISTRIBUTIONS, NO TRANSACTION COSTS OR TAXES, AND ARE NET OF MANAGEMENT FEES AND FUND OPERATING EXPENSES ONLY. TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE PORTFOLIO OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT, VARIABLE LIFE INSURANCE PLAN OR RETIREMENT PLAN FOR WHICH THE PORTFOLIO SERVES AS AN UNDERLYING INVESTMENT VEHICLE. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PLEASE REFER TO THE VARIABLE INSURANCE PRODUCT OR RETIREMENT PLAN DISCLOSURE DOCUMENTS FOR ANY ADDITIONAL APPLICABLE EXPENSES. INVESTING IN THE STOCK MARKET INVOLVES GAINS AND LOSSES AND MAY NOT BE SUITABLE FOR ALL INVESTORS.

THE ALGER AMERICAN FUND
PORTFOLIO SUMMARY*
DECEMBER 31, 2006 (UNAUDITED)

================================================================================

                                         AMERICAN            AMERICAN
                                           SMALL   AMERICAN   INCOME    AMERICAN
                               AMERICAN  CAPITALI-    AND     MIDCAP   LEVERAGED
                                GROWTH     ZATION    GROWTH   GROWTH     ALLCAP
SECTORS                        PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
--------------------------------------------------------------------------------
Consumer Discretionary .......    14.2%     16.2%     15.6%     23.0%     10.5%
Consumer Staples .............     7.1       1.3       7.7       1.4       6.5
Energy .......................     6.6       8.7       7.7       8.9      11.6
Financials ...................    10.6       9.0      14.9       7.7       4.1
Health Care ..................    11.0      18.5       9.4      15.6      14.2
Industrials ..................    10.5      14.2       9.9      13.0       9.8
Information Technology .......    26.1      23.6      22.6      22.5      32.2
Materials ....................     5.4       2.4       2.6       4.4       2.2
Telecommunication Services ...     5.6       3.3       7.2       1.9       8.6
Utilities ....................     1.5       0.9       0.0       1.5       1.0
Cash and Net Other Assets ....     1.4       1.9       2.4       0.1      (0.7)
                                 -----     -----     -----     -----     -----
                                 100.0%    100.0%    100.0%    100.0%    100.0%
                                 =====     =====     =====     =====     =====

                                                                        AMERICAN
                                                                        BALANCED
SECTORS/SECURITY TYPES                                                 PORTFOLIO
--------------------------------------------------------------------------------
Consumer Discretionary .................................................   9.6%
Consumer Staples .......................................................   4.6
Energy .................................................................   4.2
Financials .............................................................   7.0
Health Care ............................................................   6.5
Industrials ............................................................   7.1
Information Technology .................................................  17.5
Materials ..............................................................   3.4
Telecommunication Services .............................................   3.6
Utilities ..............................................................   0.9
                                                                         ------
  Total Common Stocks ..................................................  64.4%
                                                                         ------
Corporate Bonds ........................................................  15.3%
Agency Bonds ...........................................................  11.0
U.S. Treasury Bonds ....................................................   6.9
                                                                         ------
  Total Bonds ..........................................................  33.2%
                                                                         ------
Cash and Net Other Assets ..............................................   2.4%
                                                                         ------
                                                                         100.0%
                                                                         ======
--------------------------------------------------------------------------------

* Based on net assets for each Fund.

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006

================================================================================

   SHARES     COMMON STOCKS--98.6%                                     VALUE
   ------                                                              -----

              AEROSPACE & DEFENSE--2.4%
    98,950    Boeing Company ...................................   $  8,790,718
    78,550    L-3 Communications Holdings, Inc. ................      6,423,819
                                                                   ------------
                                                                     15,214,537
                                                                   ------------

              BIOTECHNOLOGY--1.0%
    92,700    Amgen Inc. .......................................      6,332,337
                                                                   ------------

              BROADCASTING--.5%
    85,750    EchoStar Communications Corp., Cl. A* ............      3,261,072
                                                                   ------------

              CAPITAL MARKETS--2.7%
    42,350    Bear Stearns Companies Inc. ......................      6,893,733
    49,205    Goldman Sachs Group, Inc. ........................      9,809,017
                                                                   ------------
                                                                     16,702,750
                                                                   ------------

              COMMUNICATION EQUIPMENT--4.8%
   424,950    Cisco Systems, Inc.* .............................     11,613,883
   172,100    Corning Incorporated* ............................      3,219,991
   118,600    Research In Motion Limited* ......................     15,154,708
                                                                   ------------
                                                                     29,988,582
                                                                   ------------

              COMPUTERS & PERIPHERALS--7.6%
   192,750    Apple Computer, Inc.* ............................     16,352,910
   420,200    EMC Corporation* .................................      5,546,640
   123,500    Hewlett-Packard Company ..........................      5,086,965
   533,100    Memc Electronic Materials, Inc.*+ ................     20,865,534
                                                                   ------------
                                                                     47,852,049
                                                                   ------------

              COMPUTER SERVICES--1.1%
   277,700    Satyam Computer Services ADR# ....................      6,667,577
                                                                   ------------

              CONGLOMERATE--2.1%
   237,200    ITT Industries, Inc. .............................     13,477,704
                                                                   ------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--1.6%
   275,000    AT&T Corp. .......................................      9,831,250
                                                                   ------------
              EDUCATION--1.5%
   192,400    Laureate Education Inc.* .........................      9,356,412
                                                                   ------------

              ELECTRONIC EQUIPMENT & INSTRUMENTS--1.6%
   229,200    Emerson Electric Co. .............................     10,105,428
                                                                   ------------

              ELECTRONICS--3.5%
   386,125    Nintendo Co., Ltd. ADR# ..........................     12,516,551
   218,400    SONY CORPORATION .................................      9,354,072
                                                                   ------------
                                                                     21,870,623
                                                                   ------------

              ENERGY EQUIPMENT & SERVICES--4.6%
   156,700    Cameron International Corp.* .....................      8,312,935
   203,700    National-Oilwell Varco Inc.* .....................     12,462,366
    75,050    Schlumberger Limited .............................      4,740,158
    44,900    Transocean Inc.* .................................      3,631,961
                                                                   ------------
                                                                     29,147,420
                                                                   ------------

              FINANCE--1.0%
    57,300    Intercontinental Exchange Inc.* ..................      6,182,670
                                                                   ------------

              FINANCIAL SERVICES--3.7%
    12,250    Chicago Mercantile Exchange Holdings Inc. ........      6,244,437
   356,100    Hong Kong Exchanges & Clearing Limited ...........      3,914,635
 5,515,900    Industrial and Commercial Bank Of China* .........      3,425,442
   160,450    UBS AG ...........................................      9,679,948
                                                                   ------------
                                                                     23,264,462
                                                                   ------------

              FOOD & STAPLES RETAILING--2.4%
   228,400    Walgreen Co. .....................................     10,481,276
    99,500    Whole Foods Market, Inc. .........................      4,669,535
                                                                   ------------
                                                                     15,150,811
                                                                   ------------

              HEALTH & PERSONAL CARE--.8%
   109,900    Brookdale Senior Living Inc. .....................      5,275,200
                                                                   ------------

              HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
    37,500    Baxter International Inc. ........................      1,739,625
    58,000    Intuitive Surgical, Inc.*+ .......................      5,562,200
                                                                   ------------
                                                                      7,301,825
                                                                   ------------

              HEALTH CARE PROVIDERS & SERVICES--6.8%
   798,950    Health Management Associates, Inc. Cl. A .........     16,865,835
   335,800    Health Net Inc.* .................................     16,340,028
   186,100    Quest Diagnostics Incorporated ...................      9,863,300
                                                                   ------------
                                                                     43,069,163
                                                                   ------------

              HOTELS, RESTAURANTS & LEISURE--3.0%
    75,800    Harrah's Entertainment, Inc. .....................      6,270,176
    30,900    Melco PBL Entertainment (Macau) Limited* .........        656,934
   228,200    Royal Caribbean Cruises Ltd. .....................      9,442,916
    70,300    Wyndham Worldwide Corporation* ...................      2,251,006
                                                                   ------------
                                                                     18,621,032
                                                                   ------------

              HOUSEHOLD DURABLES--.5%
    60,700    Garmin Ltd. ......................................      3,378,562
                                                                   ------------

              HOUSEHOLD PRODUCTS--2.0%
   191,850    Procter & Gamble Company .........................     12,330,200
                                                                   ------------

              INDUSTRIAL CONGLOMERATES--2.1%
    41,700    3M Co. ...........................................      3,249,681
   272,200    General Electric Company .........................     10,128,562
                                                                   ------------
                                                                     13,378,243
                                                                   ------------

              INSURANCE--1.6%
   108,150    Hartford Financial Services Group, Inc. (The) ....     10,091,477
                                                                   ------------

              INTERNET & CATALOG RETAIL--3.2%
   503,900    eBay Inc.* .......................................     15,152,273
   191,796    Netflix Inc.* ....................................      4,959,845
                                                                   ------------
                                                                     20,112,118
                                                                   ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006 (CONT'D)

================================================================================

   SHARES     COMMON STOCKS--(CONT'D)                                  VALUE
   ------                                                              -----

              INTERNET SOFTWARE & SERVICES--3.0%
    40,850    Google Inc. Cl. A* ...............................   $ 18,810,608
                                                                   ------------

              MACHINERY--.6%
    74,250    Joy Global Inc. ..................................      3,589,245
                                                                   ------------

              MEDIA--2.5%
   189,400    Disney (Walt) Company ............................      6,490,738
   621,800    XM Satellite Radio Holdings Inc. Cl. A* ..........      8,985,010
                                                                   ------------
                                                                     15,475,748
                                                                   ------------

              METALS & MINING--5.3%
   275,000    Freeport-McMoRan Copper & Gold, Inc. Cl. B .......     15,325,750
   474,000    Goldcorp, Inc. ...................................     13,480,560
    40,400    Phelps Dodge Corporation .........................      4,836,688
                                                                   ------------
                                                                     33,642,998
                                                                   ------------

              MULTILINE RETAIL--1.5%
   250,750    Federated Department Stores, Inc. ................      9,561,097
                                                                   ------------

              OIL & GAS--1.9%
    95,200    EOG Resources, Inc. ..............................      5,945,240
   122,100    Valero Energy Corporation ........................      6,246,636
                                                                   ------------
                                                                     12,191,876
                                                                   ------------

              PHARMACEUTICALS--1.1%
   113,300    Sepracor Inc.* ...................................      6,977,014
                                                                   ------------

              REAL ESTATE--1.8%
   124,700    Jones Lang LaSalle Incorporated ..................     11,493,599
                                                                   ------------

              SOFTWARE--5.4%
   136,300    Adobe Systems Incorporated .......................      5,604,656
   550,530    Microsoft Corporation ............................     16,438,826
   269,650    Symantec Corporation* ............................      5,622,202
   142,400    TomTom NV* .......................................      6,148,454
                                                                   ------------
                                                                     33,814,138
                                                                   ------------

              SPECIALTY RETAIL--2.3%
   108,300    Best Buy Co., Inc. ...............................      5,327,277
    69,600    Home Depot, Inc. .................................      2,795,136
   324,000    The Gap, Inc. ....................................      6,318,000
                                                                   ------------
                                                                     14,440,413
                                                                   ------------

              TEXTILES, APPAREL & LUXURY GOODS--.1%
     8,300    Polo Ralph Lauren Corporation Cl. A ..............        644,578
                                                                   ------------

              TOBACCO--2.7%
   195,650    Altria Group, Inc. ...............................     16,790,683
                                                                   ------------

              TRANSPORTATION--1.6%
   106,550    Textron Inc. .....................................   $  9,991,194
                                                                   ------------

              UTILITIES--1.5%
   122,000    Veolia Environnement .............................      9,181,720
                                                                   ------------

              WIRELESS TELECOMMUNICATION SERVICES--4.0%
   303,500    American Tower Corporation Cl. A* ................     11,314,480
   152,600    NII Holdings Inc. Cl. B* .........................      9,833,544
   149,200    SBA Communications Corporation Cl. A* ............      4,103,000
                                                                   ------------
                                                                     25,251,024
                                                                   ------------

              TOTAL COMMON STOCKS
                (COST $576,016,102)                                 619,819,439
                                                                   ------------

  CONTRACTS   PURCHASED OPTIONS--.1%
  --------
              PUT OPTIONS
              Intuitive Surgical, Inc./April/95+
       580      (Cost $581,253) ................................        426,300
                                                                   ------------

TOTAL INVESTMENTS
  (COST $576,597,355)(a) ...............................    98.7%   620,245,739
Other Assets in Excess of Liabilities ..................     1.3      8,130,043
                                                           -----   ------------
NET ASSETS .............................................   100.0%  $628,375,782
                                                           =====   ============


--------------------------------------------------------------------------------

  * Non-income producing security.

  # American Depositary Receipts.

(a) At December 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $589,659,157 amounted to $30,586,582 which consisted of aggregate gross unrealized appreciation of $51,323,007 and aggregate gross unrealized depreciation of $20,736,425.

+ All or a portion of the securities are pledged as collateral for options written.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF OPTIONS WRITTEN--DECEMBER 31, 2006

================================================================================

                                                           SHARES
                                                           SUBJECT
  CONTRACTS   CALL OPTIONS WRITTEN                         TO CALL       VALUE
  --------                                                 -------     --------

       580    Intuitive Surgical/April/130 .............    58,000     $ 63,800
     1,770    Memc Electronic Materials/April/45 .......   177,000      292,050
       880    Memc Electronic Materials/April/50 .......    88,000       57,200
                                                           -------     --------
              TOTAL
                (PREMIUMS RECEIVED $1,057,026)
                                                                        413,050
                                                                       --------

              PUT OPTIONS WRITTEN
       580    Intuitive Surgical/April/75 ..............    58,000       84,100
                                                                       --------
              TOTAL
                (PREMIUMS RECEIVED $194,022) ...........                 84,100
                                                                       --------
              TOTAL OPTIONS WRITTEN
                (PREMIUMS RECEIVED $1,251,048) .........               $497,150
                                                                       ========



                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006

================================================================================

   SHARES     COMMON STOCKS--98.1%                                     VALUE
   ------                                                              -----

              ADVERTISING--1.2%
   766,600    24/7 Real Media, Inc.* ...........................   $  6,937,730
                                                                   ------------

              AEROSPACE & DEFENSE--3.2%
   275,600    BE Aerospace, Inc.* ..............................      7,077,408
   149,450    Esterline Technologies Corporation* ..............      6,012,373
   202,850    SI International Inc.* ...........................      6,576,397
                                                                   ------------
                                                                     19,666,178
                                                                   ------------

              AIRLINES--.7%
   364,350    AirTran Holdings, Inc.* ..........................      4,277,469
                                                                   ------------

              APPAREL--.6%
    99,050    Gymboree Corp.* ..................................      3,779,748
                                                                   ------------

              AUTO COMPONETS--1.0%
   254,210    LKQ Corporation* .................................      5,844,288
                                                                   ------------

              AUTOMOTIVE EQUIPMENT & SERVICES--1.1%
   265,900    Tenneco Inc.* ....................................      6,573,048
                                                                   ------------

              BIOTECHNOLOGY--3.2%
    70,600    Alexion Pharmaceuticals, Inc.* ...................      2,851,534
   458,500    Human Genome Sciences, Inc* ......................      5,703,740
   141,200    InterMune Inc.* ..................................      4,341,900
   285,850    Keryx Biopharmaceuticals, Inc.* ..................      3,801,805
   151,100    Regeneron Pharmaceuticals, Inc.* .................      3,032,577
                                                                   ------------
                                                                     19,731,556
                                                                   ------------

              BUILDING & CONSTRUCTION--.8%
   297,800    North American Energy Partner* ...................      4,848,184
                                                                   ------------

              BUSINESS SERVICES--.9%
   219,100    TeleTech Holdings Inc.* ..........................      5,232,108
                                                                   ------------

              CAPITAL MARKETS--1.3%
   107,800    Greenhill & Co., Inc. ............................      7,955,640
                                                                   ------------

              CHEMICALS--.8%
   230,522    Zoltek Companies, Inc.* ..........................      4,534,368
                                                                   ------------

              COMMERCIAL BANKS--3.0%
   223,300    Boston Private Financial Holdings, Inc. ..........      6,299,293
   196,100    Signature Bank* ..................................      6,075,178
   114,700    Wintrust Financial Corporation ...................      5,507,894
                                                                   ------------
                                                                     17,882,365
                                                                   ------------

              COMMERCIAL SERVICES & SUPPLIES--3.9%
   222,600    American Reprographics Co.* ......................      7,414,806
    78,440    CoStar Group Inc.* ...............................      4,201,246
   248,550    FTI Consulting, Inc.* ............................      6,932,059
   220,900    Gevity HR, Inc. ..................................      5,233,121
                                                                   ------------
                                                                     23,781,232
                                                                   ------------

              COMMUNICATION EQUIPMENT--1.8%
   209,350    Polycom, Inc.* ...................................      6,471,009
   685,900    Sonus Networks, Inc.* ............................      4,520,081
                                                                   ------------
                                                                     10,991,090
                                                                   ------------

              COMMUNICATION TECHNOLOGY--1.0%
   669,400    Dobson Communications Corp. ......................      5,830,474
                                                                   ------------

              COMPUTER SERVICES--1.2%
   360,820    Internap Network Services Corporation* ...........      7,169,493
                                                                   ------------

              COMPUTER TECHNOLOGY--1.2%
   340,800    Atheros Communications* ..........................      7,265,856
                                                                   ------------

              CONSTRUCTION & ENGINEERING--2.3%
   173,000    URS Corporation* .................................      7,413,050
   337,000    Williams Scotsman International Inc.* ............      6,611,940
                                                                   ------------
                                                                     14,024,990
                                                                   ------------

              DRUG DISTRIBUTION--.9%
   715,500    Hecla Mining Co. .................................      5,480,730
                                                                   ------------

              DRUGS & PHARMACEUTICALS--1.0%
   114,700    United Therapeutics Corporation* .................      6,236,239
                                                                   ------------

              ELECTRIC SERVICES--.9%
   130,400    ITC Holdings Corp.* ..............................      5,202,960
                                                                   ------------

              ENERGY EQUIPMENT & SERVICES--2.2%
   193,795    Dril-Quip Inc. ...................................      7,589,012
   344,540    Horizon Offshore, Inc.* ..........................      5,616,002
                                                                   ------------
                                                                     13,205,014
                                                                   ------------

              FINANCE--.9%
   173,200    WNS Holdings Limited* ............................      5,386,520
                                                                   ------------

              FINANCIAL INFORMATION SERVICES--.9%
    87,600    GFI Group Inc.* ..................................      5,453,976
                                                                   ------------

              FINANCIAL SERVICES--1.8%
   155,800    Cohen & Steers, Inc. .............................      6,258,486
   104,500    International Securities Exchange, Inc. ..........      4,889,555
                                                                   ------------
                                                                     11,148,041
                                                                   ------------

              FOOD & BEVERAGES--1.3%
   257,950    Hain Celestial Group Inc. (The)* .................      8,050,620
                                                                   ------------

              HEALTH CARE--1.3%
   397,100    Gentiva Health Services Inc.* ....................      7,568,726
                                                                   ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006 (CONT'D)

================================================================================

   SHARES     COMMON STOCKS--(CONT'D)                                  VALUE
   ------                                                              -----

              HEALTH CARE EQUIPMENT & SUPPLIES--4.5%
   104,800    ArthroCare Corporation* ..........................   $  4,183,616
   137,550    Hologic, Inc.* ...................................      6,503,364
   153,550    Illumina, Inc.* ..................................      6,036,051
   224,700    Thoratec Corporation* ............................      3,950,226
   155,350    Ventana Medical Systems, Inc.* ...................      6,684,711
                                                                   ------------
                                                                     27,357,968
                                                                   ------------

              HEALTH CARE PROVIDERS & SERVICES--4.5%
   239,400    Parexel International Corporation* ...............      6,935,418
   206,104    Psychiatric Solutions, Inc.* .....................      7,733,022
   184,150    Sierra Health Services, Inc.* ....................      6,636,766
    96,400    WellCare Health Plans Inc.* ......................      6,641,960
                                                                   ------------
                                                                     27,947,166
                                                                   ------------

              HOTELS, RESTAURANTS & LEISURE--1.0%
   129,700    Orient-Express Hotels Ltd. Cl. A .................      6,137,404
                                                                   ------------

              INSURANCE--2.0%
   213,400    First Mercury Financial Corporation* .............      5,019,168
   230,350    Ohio Casualty Corporation ........................      6,866,734
                                                                   ------------
                                                                     11,885,902
                                                                   ------------

              INTERNET & CATALOG RETAIL--2.4%
   263,500    Coldwater Creek Inc.* ............................      6,461,020
   185,100    Priceline.com Incorporated* ......................      8,072,211
                                                                   ------------
                                                                     14,533,231
                                                                   ------------

              INTERNET SOFTWARE & SERVICES--4.8%
   205,900    Acme Packet, Inc.* ...............................      4,249,776
   275,800    Allscripts Healthcare Solutions, Inc.* ...........      7,443,842
   260,800    DealerTrack Holdings Inc.* .......................      7,672,736
   258,600    Omniture Inc.* ...................................      3,641,088
   173,600    WebEx Communications, Inc.* ......................      6,056,904
                                                                   ------------
                                                                     29,064,346
                                                                   ------------

              IT SERVICES--1.6%
   139,000    SRA International, Inc.* .........................      3,716,860
   191,750    Wright Express Corp.* ............................      5,976,848
                                                                   ------------
                                                                      9,693,708
                                                                   ------------

              LEISURE & ENTERTAINMENT--1.1%
   191,150    WMS Industries Inc.* .............................      6,663,489
                                                                   ------------

              LEISURE EQUIPMENT & PRODUCTS--1.0%
   121,950    LIFE TIME FITNESS, Inc.* .........................      5,915,795
                                                                   ------------

              MACHINERY--3.3%
   128,650    Actuant Corporation Cl. A ........................      6,130,172
   125,450    Bucyrus International, Inc. Cl. A ................      6,493,292
   189,500    Gardner Denver Inc.* .............................      7,070,245
                                                                   ------------
                                                                     19,693,709
                                                                   ------------

              MEDIA--2.8%
    66,342    Focus Media Holding Limited ADR# .................      4,404,445
   195,000    NeuStar, Inc. Cl. A* .............................      6,325,800
   377,400    World Wrestling Entertainment, Inc. Cl. A ........      6,151,620
                                                                   ------------
                                                                     16,881,865
                                                                   ------------

              MEDICAL PRODUCTS--.6%
   549,400    Indevus Pharmaceuticals, Inc.* ...................      3,900,740
                                                                   ------------

              METALS--2.4%
   245,100    RBC Bearings, Inc.* ..............................      7,024,566
   556,900    SXR Uranium One, Inc.* ...........................      7,657,375
                                                                   ------------
                                                                     14,681,941
                                                                   ------------

              METALS & MINING--.8%
 3,071,100    Breakwater Resources, Ltd.* ......................      4,806,271
                                                                   ------------

              OIL & GAS--3.4%
   171,050    Carrizo Oil & Gas, Inc.* .........................      4,963,871
 1,427,900    Gasco Energy, Inc.* ..............................      3,498,355
   254,300    Mariner Energy Inc.* .............................      4,984,280
   125,100    Massey Energy Company ............................      2,906,073
   381,300    Warren Resources Inc.* ...........................      4,468,836
                                                                   ------------
                                                                     20,821,415
                                                                   ------------

              OIL AND GAS EXPLORATION SERVICES--1.0%
   408,250    Petrobank Energy and Resources Ltd.* .............      6,233,978
                                                                   ------------

              PHARMACEUTICAL PREPARATIONS--1.0%
   148,550    Adams Respiratory Therapeutics, Inc.* ............      6,062,325
                                                                   ------------

              PHARMACEUTICALS--1.0%
   359,800    POZEN Inc.* ......................................      6,113,002
                                                                   ------------

              RESTAURANTS--1.1%
   268,750    McCormick & Schmick's Seafood Restaurants, Inc.* .      6,460,750
                                                                   ------------

              RETAIL--1.4%
   164,950    Phillips-Van Heusen Corporation ..................      8,275,542
                                                                   ------------

              ROAD & RAIL--.7%
   103,800    Landstar Systems, Inc. ...........................      3,963,084
                                                                   ------------

              SEMICONDUCTOR CAPITAL EQUIPMENT--1.1%
   114,950    FormFactor Inc.* .................................      4,281,887
   102,640    SiRF Technology Holdings, Inc.* ..................      2,619,373
                                                                   ------------
                                                                      6,901,260
                                                                   ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006 (CONT'D)

================================================================================

   SHARES     COMMON STOCKS--(CONT'D)                                  VALUE
   ------                                                              -----

              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.3%
 1,066,500    Applied Micro Circuits Corporation* ..............   $  3,796,740
   205,700    ATMI, Inc.* ......................................      6,280,021
    81,800    Cymer, Inc.* .....................................      3,595,110
   265,400    Microsemi Corporation* ...........................      5,215,110
   182,800    Tessera Technologies Inc.* .......................      7,374,152
                                                                   ------------
                                                                     26,261,133
                                                                   ------------

              SOFTWARE--3.7%
   554,100    Synchronoss Technologies Inc.* ...................      7,602,252
   820,400    Tibco Software Inc.* .............................      7,744,576
   206,900    VeriFone Holdings Inc.* ..........................      7,324,260
                                                                   ------------
                                                                     22,671,088
                                                                   ------------

              SPECIALTY RETAIL--1.6%
   199,750    Aeropostale, Inc.* ...............................      6,166,282
    90,100    DSW Inc. Cl. A* ..................................      3,475,157
                                                                   ------------
                                                                      9,641,439
                                                                   ------------

              TELEPHONE COMMUNICATION--1.0%
   197,400    NICE Systems Ltd.* ...............................      6,075,972
                                                                   ------------

              TEXTILES & APPAREL--1.3%
   394,100    Iconix Brand Group, Inc.* ........................      7,641,599
                                                                   ------------

              TEXTILES, APPAREL & LUXURY
                GOODS--1.0%
   102,900    Deckers Outdoor Corporation* .....................      6,168,855
                                                                   ------------

              WIRELESS TELECOMMUNICATION SERVICES--1.3%
   278,750    SBA Communications Corporation Cl. A* ............      7,665,625
                                                                   ------------

              TOTAL COMMON STOCKS
                (COST $478,775,885)                                 594,179,245
                                                                   ------------

  PRINCIPAL
   AMOUNT     SHORT-TERM INVESTMENTS--2.3%                             VALUE
  ---------                                                            -----

              U.S. GOVERNMENT & AGENCY OBLIGATIONS
$14,005,000   Federal Home Loan Banks, 4.70%, 1/2/07
                (Cost $14,003,172) .............................   $ 14,003,172
                                                                   ------------

TOTAL INVESTMENTS
  (COST $492,779,057)(a) ...............................   100.4%   608,182,417
Liabilities in Excess of Other Assets ..................    (0.4)    (2,318,560)
                                                                   ------------
NET ASSETS .............................................   100.0%  $605,863,857
                                                                   ============

--------------------------------------------------------------------------------

  * Non-income producing security.

  # American Depositary Receipts.

(a) At December 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $492,878,575 amounted to $115,303,842 which consisted of aggregate gross unrealized appreciation of $123,170,919 and aggregate gross unrealized depreciation of $7,867,077.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006

================================================================================

   SHARES     COMMON STOCKS--97.6%                                     VALUE
   ------                                                              -----

              AEROSPACE & DEFENSE--4.7%
    10,550    Armour Holdings, Inc.* ...........................   $    578,668
     7,600    Boeing Company ...................................        675,184
     8,200    L-3 Communications Holdings, Inc. ................        670,596
    20,450    United Technologies Corporation ..................      1,278,534
                                                                   ------------
                                                                      3,202,982
                                                                   ------------

              BIOTECHNOLOGY--1.2%
     7,200    Amgen Inc. .......................................        491,832
     4,150    Genentech, Inc.* .................................        336,690
                                                                   ------------
                                                                        828,522
                                                                   ------------

              CAPITAL MARKETS--1.5%
     8,850    Morgan Stanley ...................................        720,656
    17,400    TD Ameritrade Holding Corp .......................        281,532
                                                                   ------------
                                                                      1,002,188
                                                                   ------------

              COMMERCIAL BANKS--4.8%
    27,050    Bank of America Corporation ......................      1,444,200
    11,050    Cullen/Frost Bankers, Inc. .......................        616,811
    20,700    Wachovia Corporation .............................      1,178,865
                                                                   ------------
                                                                      3,239,876
                                                                   ------------

              COMMUNICATION EQUIPMENT--4.4%
    30,530    Cisco Systems, Inc.* .............................        834,385
    44,100    Corning Incorporated* ............................        825,111
    28,450    Motorola, Inc. ...................................        584,931
    19,750    QUALCOMM Inc. ....................................        746,353
                                                                   ------------
                                                                      2,990,780
                                                                   ------------

              COMPUTERS & PERIPHERALS--4.4%
     4,200    Apple Computer, Inc.* ............................        356,327
    15,000    Dell Inc.* .......................................        376,350
    32,550    EMC Corporation* .................................        429,660
    12,100    Hewlett-Packard Company ..........................        498,399
    16,850    Memc Electronic Materials, Inc.* .................        659,509
     7,500    SanDisk Corporation* .............................        322,725
    13,400    Seagate Technology ...............................        355,100
                                                                   ------------
                                                                      2,998,070
                                                                   ------------

              COMPUTER SERVICES--.6%
    43,600    CNET Networks, Inc.* .............................        396,324
                                                                   ------------

              COMPUTER TECHNOLOGY--.9%
    18,000    NAVTEQ* ..........................................        629,460
                                                                   ------------

              DIVERSIFIED FINANCIAL SERVICES--3.7%
    20,250    Citigroup Inc. ...................................      1,127,925
    12,950    Lehman Brothers Holdings Inc. ....................      1,011,654
     7,500    SLM Corporation ..................................        365,775
                                                                   ------------
                                                                      2,505,354
                                                                   ------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--6.0%
     6,050    ALLTEL Corporation ...............................        365,904
    38,950    AT&T Corp. .......................................      1,392,463
    51,050    Citizens Communications Company ..................        733,589
    33,150    Verizon Communications Inc. ......................      1,234,505
    23,004    Windstream Corp. .................................        327,117
                                                                   ------------
                                                                      4,053,578
                                                                   ------------

              ELECTRONICS--3.5%
    36,050    Nintendo Co., Ltd. ADR# ..........................      1,168,590
    28,850    SONY CORPORATION .................................      1,235,645
                                                                   ------------
                                                                      2,404,235
                                                                   ------------

              ENERGY EQUIPMENT & SERVICES--2.7%
     7,950    Diamond Offshore Drilling Inc. ...................        635,522
    10,150    Rowan Companies* .................................        336,980
    10,950    Transocean Inc.* .................................        885,746
                                                                   ------------
                                                                      1,858,248
                                                                   ------------

              FINANCIAL INFORMATION SERVICES--2.1%
    41,300    Genworth Financial Inc. Cl. A ....................      1,412,873
                                                                   ------------

              FINANCIAL SERVICES--1.3%
    62,250    Hudson City Bancorp Inc. .........................        864,030
                                                                   ------------

              FOOD & STAPLES RETAILING--2.9%
    47,750    CVS Corporation ..................................      1,475,952
    11,050    Whole Foods Market, Inc. .........................        518,577
                                                                   ------------
                                                                      1,994,529
                                                                   ------------

              HEALTH CARE--.7%
     6,330    WellPoint Inc.* ..................................        498,108
                                                                   ------------

              HEALTH CARE EQUIPMENT & SUPPLIES--.6%
     4,300    Intuitive Surgical, Inc.* ........................        412,370
                                                                   ------------

              HEALTH CARE PROVIDERS & SERVICES--4.3%
     8,050    Health Net Inc.* .................................        391,713
     6,100    Humana Inc.* .....................................        337,390
     8,400    Medco Health Solutions, Inc.* ....................        448,896
    19,950    Quest Diagnostics Incorporated ...................      1,057,350
    13,100    UnitedHealth Group Incorporated ..................        703,863
                                                                   ------------
                                                                      2,939,212
                                                                   ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006 (CONT'D)

================================================================================

   SHARES     COMMON STOCKS--(CONT'D)                                  VALUE
   ------                                                              -----

              HOTELS, RESTAURANTS & LEISURE--3.2%
    22,050    Cheesecake Factory Incorporated (The)* ...........   $    542,430
    11,950    Melco PBL Entertainment (Macau) Limited* .........        254,057
    23,400    Scientific Games Corporation* ....................        707,382
     9,700    Starbucks Corporation* ...........................        343,574
    10,800    Wyndham Worldwide Corporation* ...................        345,816
                                                                   ------------
                                                                      2,193,259
                                                                   ------------

              HOUSEHOLD PRODUCTS--2.3%
    24,166    Procter & Gamble Company .........................      1,553,149
                                                                   ------------

              INDUSTRIAL CONGLOMERATES--3.0%
    54,500    General Electric Company .........................      2,027,945
                                                                   ------------

              INSURANCE--1.6%
    15,650    American International Group, Inc. ...............      1,121,479
                                                                   ------------

              INTERNET & CATALOG RETAIL--1.2%
    28,050    eBay Inc.* .......................................        843,464
                                                                   ------------

              INTERNET SOFTWARE & SERVICES--2.7%
     1,600    Google Inc. Cl. A* ...............................        736,768
    44,345    Yahoo! Inc.* .....................................      1,132,571
                                                                   ------------
                                                                      1,869,339
                                                                   ------------

              LEISURE & ENTERTAINMENT--.6%
    19,250    CKX, Inc.* .......................................        225,803
    30,450    Spark Networks PLC* ..............................        159,558
                                                                   ------------
                                                                        385,361
                                                                   ------------

              MACHINERY--2.2%
    11,450    Caterpillar Inc. .................................        702,229
    16,200    Joy Global Inc. ..................................        783,108
                                                                   ------------
                                                                      1,485,337
                                                                   ------------

              MEDIA--6.7%
    17,150    Disney (Walt) Company ............................        587,730
    24,650    DreamWorks Animation SKG, Inc. Cl. A* ............        726,929
    13,600    Media General, Inc. Cl. A ........................        505,512
    16,450    News Corporation Cl. A ...........................        353,346
    46,300    Regal Entertainment Group ........................        987,116
    65,850    Sirius Satellite Radio Inc.* .....................        233,109
     8,650    Viacom Inc. Cl. B New* ...........................        354,910
    47,950    World Wrestling Entertainment, Inc. Cl. A ........        781,585
                                                                   ------------
                                                                      4,530,237
                                                                   ------------

              METALS & MINING--2.9%
    18,850    Companhia Vale do Rio Doce (CVRD) ADR# ...........        560,599
    10,500    Freeport-McMoRan Copper & Gold, Inc. Cl. B .......        585,165
     5,250    Peabody Energy Corporation .......................        212,153
     5,150    Phelps Dodge Corporation .........................        616,557
                                                                   ------------
                                                                      1,974,474
                                                                   ------------

              MULTILINE RETAIL--.6%
    10,000    Federated Department Stores, Inc. ................        381,300
                                                                   ------------

              OIL & GAS--4.6%
     4,900    ChevronTexaco Corporation ........................        360,297
    24,150    Exxon Mobil Corporation ..........................      1,850,615
    18,400    Sasol Ltd. ADR# ..................................        678,960
     5,250    Valero Energy Corporation ........................        268,590
                                                                   ------------
                                                                      3,158,462
                                                                   ------------

              PHARMACEUTICALS--2.5%
    10,450    Johnson & Johnson ................................        689,908
     8,450    Merck & Co. Inc. .................................        368,420
    25,350    Pfizer Inc. ......................................        656,565
                                                                   ------------
                                                                      1,714,893
                                                                   ------------

              RESTAURANTS--1.5%
    23,600    McDonald's Corp. .................................      1,046,188
                                                                   ------------

              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.1%
    31,700    Advanced Micro Devices, Inc.* ....................        645,095
    26,450    Marvell Technology Group Ltd.* ...................        507,576
    11,100    NVIDIA Corporation* ..............................        410,810
    19,900    Texas Instruments Incorporated ...................        573,120
                                                                   ------------
                                                                      2,136,601
                                                                   ------------

              SOFTWARE--3.3%
    11,350    Adobe Systems Incorporated .......................        466,712
    50,300    Microsoft Corporation ............................      1,501,957
    13,900    Symantec Corporation* ............................        289,815
                                                                   ------------
                                                                      2,258,484
                                                                   ------------

              SPECIALTY RETAIL--1.2%
     5,600    Best Buy Co., Inc. ...............................        275,464
    12,650    Home Depot, Inc. .................................        508,024
                                                                   ------------
                                                                        783,488
                                                                   ------------

              TELEPHONES--.6%
    14,050    BCE Inc. .........................................        379,350
                                                                   ------------

              TEXTILES & APPAREL--.3%
    12,250    Iconix Brand Group, Inc.* ........................        237,528
                                                                   ------------

              TOBACCO--2.5%
    19,750    Altria Group, Inc. ...............................      1,694,945
                                                                   ------------

              WIRELESS TELECOMMUNICATION SERVICES--.7%
    25,150    Sprint Nextel Corporation ........................        475,084
                                                                   ------------

              TOTAL COMMON STOCKS
                (COST $59,857,655)                                   66,481,106
                                                                   ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006 (CONT'D)

================================================================================

  PRINCIPAL
   AMOUNT     SHORT-TERM INVESTMENTS--2.7%                             VALUE
  ---------                                                            -----

              U.S. GOVERNMENT OBLIGATIONS
$1,864,000    Federal Home Loan Banks, 4.70%, 1/2/07
                (Cost $1,863,757)                                   $ 1,863,757
                                                                   ------------

TOTAL INVESTMENTS
  (COST $61,721,412)(a) ................................   100.3%    68,344,863
Liabilities in Excess of Other Assets ..................    (0.3)      (239,281)
                                                           -----   ------------
NET ASSETS .............................................   100.0%  $ 68,105,582
                                                           =====   ============


--------------------------------------------------------------------------------

  * Non-income producing security

  # American Depositary Receipts.

(a) At December 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $61,867,412 amounted to $6,477,451 which consisted of aggregate gross unrealized appreciation of $7,869,860 and aggregate gross unrealized depreciation of $1,392,409


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006

================================================================================

   SHARES     COMMON STOCKS--64.4%                                     VALUE
   ------                                                              -----

              AEROSPACE & DEFENSE--1.6%
    29,600    Boeing Company ...................................   $  2,629,664
    23,050    L-3 Communications Holdings, Inc. ................      1,885,029
                                                                   ------------
                                                                      4,514,693
                                                                   ------------

              BIOTECHNOLOGY--.7%
    27,150    Amgen Inc. .......................................      1,854,617
                                                                   ------------

              BROADCASTING--.3%
    25,100    EchoStar Communications Corp., Cl. A* ............        954,553
                                                                   ------------

              CAPITAL MARKETS--1.7%
    12,450    Bear Stearns Companies Inc. ......................      2,026,611
    14,400    Goldman Sachs Group, Inc. ........................      2,870,640
                                                                   ------------
                                                                      4,897,251
                                                                   ------------

              COMMUNICATION EQUIPMENT--3.5%
   124,600    Cisco Systems, Inc.* .............................      3,405,318
   100,900    Corning Incorporated* ............................      1,887,839
    35,900    Research In Motion Limited* ......................      4,587,302
                                                                   ------------
                                                                      9,880,459
                                                                   ------------

              COMPUTERS & PERIPHERALS--5.0%
    57,600    Apple Computer, Inc.* ............................      4,886,784
   125,600    EMC Corporation* .................................      1,657,920
    36,200    Hewlett-Packard Company ..........................      1,491,078
   161,250    Memc Electronic Materials, Inc.* .................      6,311,325
                                                                   ------------
                                                                     14,347,107
                                                                   ------------

              COMPUTER SERVICES--.7%
    83,200    Satyam Computer Services ADR# ....................      1,997,632
                                                                   ------------

              CONGLOMERATE--1.4%
    69,900    ITT Industries, Inc. .............................      3,971,718
                                                                   ------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
    80,700    AT&T Corp. .......................................      2,885,025
                                                                   ------------

              EDUCATION--1.0%
    56,200    Laureate Education Inc.* .........................      2,733,006
                                                                   ------------

              ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
    67,100    Emerson Electric Co. .............................      2,958,439
                                                                   ------------

              ELECTRONICS--2.1%
   110,400    Nintendo Co., Ltd. ADR# ..........................      3,578,704
    54,700    SONY CORPORATION .................................      2,342,801
                                                                   ------------
                                                                      5,921,505
                                                                   ------------

              ENERGY EQUIPMENT & SERVICES--3.0%
    45,900    Cameron International Corp.* .....................      2,434,995
    59,600    National-Oilwell Varco Inc.* .....................      3,646,328
    22,050    Schlumberger Limited .............................      1,392,678
    13,100    Transocean Inc.* .................................      1,059,659
                                                                   ------------
                                                                      8,533,660
                                                                   ------------

              FINANCE--.6%
    16,900    Intercontinental Exchange Inc.* ..................      1,823,510
                                                                   ------------

              FINANCIAL SERVICES--2.4%
     3,600    Chicago Mercantile Exchange Holdings Inc. ........      1,835,100
   104,300    Hong Kong Exchanges & Clearing Limited ...........      1,146,578
 1,649,400    Industrial and Commercial Bank Of China* .........      1,024,298
    47,350    UBS AG ...........................................      2,856,625
                                                                   ------------
                                                                      6,862,601
                                                                   ------------

              FOOD & STAPLES RETAILING--1.6%
    67,000    Walgreen Co. .....................................      3,074,630
    29,700    Whole Foods Market, Inc. .........................      1,393,821
                                                                   ------------
                                                                      4,468,451
                                                                   ------------

              HEALTH & PERSONAL CARE--.5%
    32,150    Brookdale Senior Living Inc. .....................      1,543,200
                                                                   ------------

              HEALTH CARE EQUIPMENT & SUPPLIES--.2%
    11,000    Baxter International Inc. ........................        510,290
                                                                   ------------

              HEALTH CARE PROVIDERS & SERVICES--4.4%
   234,350    Health Management Associates, Inc. Cl. A .........      4,947,128
    98,500    Health Net Inc.* .................................      4,793,010
    54,900    Quest Diagnostics Incorporated ...................      2,909,700
                                                                   ------------
                                                                     12,649,838
                                                                   ------------

              HOTELS, RESTAURANTS & LEISURE--2.0%
    22,700    Harrah's Entertainment, Inc. .....................      1,877,744
     9,000    Melco PBL Entertainment (Macau) Limited* .........        191,340
    68,200    Royal Caribbean Cruises Ltd. .....................      2,822,116
    29,500    Wyndham Worldwide Corporation* ...................        944,590
                                                                   ------------
                                                                      5,835,790
                                                                   ------------

              HOUSEHOLD DURABLES--.4%
    17,900    Garmin Ltd. ......................................        996,314
                                                                   ------------

              HOUSEHOLD PRODUCTS--1.3%
    56,600    Procter & Gamble Company .........................      3,637,682
                                                                   ------------

              INDUSTRIAL CONGLOMERATES--1.7%
    24,500    3M Co. ...........................................      1,909,285
    79,700    General Electric Company .........................      2,965,637
                                                                   ------------
                                                                      4,874,922
                                                                   ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006 (CONT'D)

================================================================================


   SHARES     COMMON STOCKS--(CONT'D)                                  VALUE
   ------                                                              -----

              INSURANCE--1.0%
    31,800    Hartford Financial Services Group, Inc. (The) ....   $  2,967,258
                                                                   ------------

              INTERNET & CATALOG RETAIL--2.2%
   147,550    eBay Inc.* .......................................      4,436,829
    71,700    Netflix Inc.* ....................................      1,854,162
                                                                   ------------
                                                                      6,290,991
                                                                   ------------

              INTERNET SOFTWARE & SERVICES--1.9%
    12,000    Google Inc. Cl. A* ...............................      5,525,760
                                                                   ------------

              MACHINERY--.4%
    21,750    Joy Global Inc. ..................................      1,051,395
                                                                   ------------

              MEDIA--1.7%
    58,300    Disney (Walt) Company ............................      1,997,941
   200,900    XM Satellite Radio Holdings Inc. Cl. A* ..........      2,903,005
                                                                   ------------
                                                                      4,900,946
                                                                   ------------

              METALS & MINING--3.4%
    80,500    Freeport-McMoRan Copper & Gold, Inc. Cl. B .......      4,486,265
   139,000    Goldcorp, Inc. ...................................      3,953,160
    11,800    Phelps Dodge Corporation .........................      1,412,696
                                                                   ------------
                                                                      9,852,121
                                                                   ------------

              MULTILINE RETAIL--1.0%
    73,550    Federated Department Stores, Inc. ................      2,804,462
                                                                   ------------

              OIL & GAS--1.3%
    27,900    EOG Resources, Inc. ..............................      1,742,355
    35,800    Valero Energy Corporation ........................      1,831,528
                                                                   ------------
                                                                      3,573,883
                                                                   ------------

              PHARMACEUTICALS--.7%
    33,200    Sepracor Inc.* ...................................      2,044,456
                                                                   ------------

              REAL ESTATE--1.2%
    36,550    Jones Lang LaSalle Incorporated ..................      3,368,814
                                                                   ------------

              SOFTWARE--3.5%
    40,700    Adobe Systems Incorporated .......................      1,673,584
   163,450    Microsoft Corporation ............................      4,880,617
    80,650    Symantec Corporation* ............................      1,681,553
    42,000    TomTom NV* .......................................      1,813,448
                                                                   ------------
                                                                     10,049,202
                                                                   ------------

              SPECIALTY RETAIL--1.5%
    32,400    Best Buy Co., Inc. ...............................      1,593,756
    20,550    Home Depot, Inc. .................................        825,288
    94,900    The Gap, Inc. ....................................      1,850,550
                                                                   ------------
                                                                      4,269,594
                                                                   ------------

              TEXTILES, APPAREL & LUXURY GOODS--.3%
    10,900    Polo Ralph Lauren Corporation Cl. A ..............        846,494
                                                                   ------------

              TOBACCO--1.7%
    57,300    Altria Group, Inc. ...............................      4,917,486
                                                                   ------------

              TRANSPORTATION--1.0%
    31,450    Textron Inc. .....................................      2,949,066
                                                                   ------------

              UTILITIES--.9%
    35,650    Veolia Environnement .............................      2,683,019
                                                                   ------------

              WIRELESS TELECOMMUNICATION SERVICES--2.6%
    90,700    American Tower Corporation Cl. A* ................      3,381,296
    45,000    NII Holdings Inc. Cl. B* .........................      2,899,800
    44,600    SBA Communications Corporation Cl. A* ............      1,226,500
                                                                   ------------
                                                                      7,507,596
                                                                   ------------

              TOTAL COMMON STOCKS
                (COST $171,735,848)                                 184,254,806
                                                                   ------------

              CORPORATE BONDS--15.3%
 PRINCIPAL
  AMOUNT
---------
              AEROSPACE & DEFENSE--.3%
$  816,015    Systems 2001 Asset Trust Cl. G, 6.664%, 9/15/13 ..        854,393
                                                                   ------------

              AGRICULTURE--.2%
   700,000    Mosaic Co., 7.375%, 12/1/14(a) ...................        721,875
                                                                   ------------

              AUTOMOTIVE--1.0%
 1,225,000    General Motors Acceptance Corp.,
                6.875%, 9/15/11 ................................      1,257,731
1,570,000     Capital Auto Receivables Asset Trust,
                5.32%, 3/20/10(a) ..............................      1,571,777
                                                                   ------------
                                                                      2,829,508
                                                                   ------------

              AUTOMOTIVE EQUIPMENT & SERVICES--.2%
   625,000    Lear Corporation, 8.50%, 12/1/13(a) ..............        609,375
                                                                   ------------

              CABLE--.4%
 1,145,000    Cox Communications, Inc., 4.625%, 6/1/13 .........      1,078,845
                                                                   ------------

              CAPITAL MARKETS--.5%
 1,335,000    Allied Capital Corp., 6.00%, 4/1/12 ..............      1,317,263
                                                                   ------------

              COMMERCIAL BANKS--1.3%
 1,575,000    Associates Corp. North America,
                6.95%, 11/1/18 .................................      1,767,810
 1,842,000    Banc of America Commercial Mortgage Inc.,
                5.625%, 7/10/46 ................................      1,880,311
                                                                   ------------
                                                                      3,648,121
                                                                   ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006 (CONT'D)

================================================================================

  PRINCIPAL
   AMOUNT     CORPORATE BONDS--(CONT'D)                                VALUE
  ---------                                                            -----

              COMPUTERS & PERIPHERALS--.5%
$1,245,000    Xerox Corp., 6.75%, 2/1/17 .......................   $  1,307,250
                                                                   ------------

              ELECTRIC UTILITIES--.7%
 1,350,000    General Electric Capital Corp., 5.50%, 11/15/11 ..      1,349,183
   600,000    WPS Resources Co., 6.11%, 12/1/66 ................        596,749
                                                                   ------------
                                                                      1,945,932
                                                                   ------------

              ELECTRONICS--.2%
   655,000    Centerpoint Energy Transition Bond Company,
                4.97%, 8/1/14                                           652,894
                                                                   ------------

              ELECTRONIC EQUIPMENT & INSTRUMENTS--.1%
   250,000    Avnet Inc., 6.625%, 9/15/16 ......................        257,534
                                                                   ------------

              FINANCE--1.7%
 1,350,000    Capital One Capital III, 7.686%, 8/15/36 .........      1,533,766
 1,600,000    Merrill Lynch Mortgage Trust, 5.66%, 5/12/39 .....      1,646,510
 1,900,000    Merrill Lynch Mortgage Trust, 4.86%, 10/12/41 ....      1,841,871
                                                                   ------------
                                                                      5,022,147
                                                                   ------------

              FINANCIAL SERVICES--3.9%
 1,900,000    Citibank Credit Card Issuance Trust,
                5.70%, 5/15/13 .................................      1,911,693
 1,480,000    Citigroup Commercial Mortgage, 5.43%, 10/15/49 ...      1,487,118
 1,350,000    Jefferies Group, Inc., 6.25%, 1/15/36 ............      1,313,867
 1,900,000    JP Morgan Chase Commercial Mortgage
                SEC CO., 5.875%, 4/15/45 .......................      1,984,970
 1,430,000    JP Morgan Chase Commercial Mortgage,
                5.40%, 5/15/45 .................................      1,434,161
 1,700,000    Morgan Stanley Aces SPC, 6.165%, 9/20/13 .........      1,701,700
   300,000    Wells Fargo Capital X, 5.95%, 12/15/36 ...........        295,040
 1,060,000    Western Union Co., 5.925%, 10/1/16(a) ............      1,051,770
                                                                   ------------
                                                                     11,180,319
                                                                   ------------

              HEALTH CARE PROVIDERS & SERVICES--.2%
   547,000    Aetna Inc., 6.00%, 6/15/16 .......................        564,621
                                                                   ------------

              INSURANCE--.2%
   490,000    The Chubb Corporation, 4.925%, 11/16/07 ..........        488,120
                                                                   ------------

              MACHINERY--.1%
   175,000    Joy Global Inc., 6.00%, 11/15/16(a) ..............        174,274
                                                                   ------------

              MANUFACTURING--.5%
 1,300,000    Reliance Steel & Aluminum, 6.20%, 11/15/16(a) ....      1,292,811
                                                                   ------------

              MEDIA--.2%
   585,000    Time Warner Inc., 5.50%, 11/15/11 ................        584,118
                                                                   ------------

              MISCELLANEOUS--.6%
 1,700,000    Jefferson Valley Floating Rate Note,
                6.765%, 3/20/16(a) .............................      1,679,600
                                                                   ------------

              OIL & GAS--.2%
   653,000    Inergy LP / Inergy Fin Corp., 8.25%, 3/1/16 ......        688,915
                                                                   ------------

              OIL AND GAS EXTRACTION--.5%
 1,350,000    Enterprise Products Partners, 8.375%, 8/1/66 .....      1,464,763
                                                                   ------------

              REAL ESTATE--.4%
 1,075,000    ProLogis, 5.75%, 4/1/16 ..........................      1,083,486
                                                                   ------------

              SOFTWARE--.4%
 1,300,000    Oracle Corporation, 5.25%, 1/15/16 ...............      1,274,822
                                                                   ------------

              SPECIALTY RETAIL--.4%
 1,320,000    Lowe's Companies, Inc. 5.80%, 10/15/36 ...........      1,284,301
                                                                   ------------

              WIRELESS TELECOMMUNICATION
                SERVICES--.6%
   590,000    Sprint Nextel Corporation, 6.00%, 12/1/16 ........        576,087
 1,190,000    Vodafone Group PLC, 5.50%, 6/15/11 ...............      1,194,185
                                                                   ------------
                                                                      1,770,272
                                                                   ------------
              TOTAL CORPORATE BONDS
                (COST $43,366,425) .............................     43,775,559
                                                                   ------------

              U.S. GOVERNMENT & AGENCY OBLIGATIONS--17.9%
              Federal Home Loan Banks,
 1,500,000      5.375%, 5/18/16 ................................      1,543,567
   850,000      3.75%, 8/15/08 .................................        832,992
 2,500,000      5.375%, 2/23/11 ................................      2,497,117
              Federal Home Loan Mortgage Corporation,
 1,170,000      5.75%, 6/27/16 .................................      1,219,939
 2,100,000      5.60%, 10/17/13 ................................      2,103,062
 1,450,000      5.50%, 9/15/36 .................................      1,439,692
 1,880,000      6.00%, 8/15/29 .................................      1,900,650
 1,588,354      5.50%, 1/15/15 .................................      1,592,758
 1,743,676      5.75%, 12/15/18 ................................      1,743,418
 1,845,000      5.50%, 10/15/31 ................................      1,826,496
 1,790,000      6.00%, 5/15/32 .................................      1,824,845
 1,295,259      5.50%, 10/15/16 ................................      1,295,663
 1,342,482      5.75%, 12/15/18 ................................      1,343,552
              Federal National Mortgage Association,
   508,000      6.625%, 11/15/30 ...............................        608,160
 1,490,000      5.28%, 2/27/09 .................................      1,489,617
 1,200,000      5.15%, 9/21/07 .................................      1,198,672
   500,000      6.96%, 4/2/07 ..................................        502,192
 1,668,274      6.00%, 6/25/16 .................................      1,671,783
 1,800,000      6.00%, 4/25/35 .................................      1,817,673
 1,856,916      5.75%, 9/25/20 .................................      1,861,594
 1,252,777      5.00%, 4/1/18 ..................................      1,234,733

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006 (CONT'D)

================================================================================

  PRINCIPAL   U.S. GOVERNMENT & AGENCY
   AMOUNT       OBLIGATIONS--(CONT'D)                                  VALUE
  ---------                                                            -----
              U.S. Treasury Bonds,
$1,000,000      5.25%, 11/15/28 ................................   $  1,048,985
 2,094,000      7.50%, 11/15/16 ................................      2,545,192
              U.S. Treasury Notes,
 2,385,000      5.00%, 8/15/11 .................................      2,419,098
 3,385,000      6.00%, 8/15/09 .................................      3,488,270
   132,000      3.13%, 9/15/08 .................................        128,380
   900,000      4.25%, 11/15/14 ................................        873,352
 1,800,000      4.63%, 8/31/11 .................................      1,794,868
   230,000      4.38%, 5/15/07 .................................        229,497
   640,000      4.50%, 2/15/16 .................................        630,001
 3,100,000      3.50%, 11/15/09 ................................      2,999,374
 1,626,000      3.13%, 4/15/09 .................................      1,568,963
 1,900,000      4.25%, 8/15/13 .................................      1,852,947
                                                                   ------------

              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                (COST $51,118,778) .............................     51,127,102
                                                                   ------------

  PRINCIPAL
   AMOUNT     SHORT-TERM INVESTMENTS--1.9%                             VALUE
  ---------                                                            -----

              U.S. AGENCY OBLIGATIONS
$5,569,000    Federal Home Loan Banks, 4.70%, 1/2/07
                (Cost $5,568,273)                                  $  5,568,273
                                                                   ------------

TOTAL INVESTMENTS
  (COST $271,789,324)(b) ...............................    99.5%   284,725,740
Other Assets in Excess of Liabilities ..................      .5      1,382,066
                                                           -----   ------------
NET ASSETS .............................................   100.0%  $286,107,806
                                                           =====   ============

--------------------------------------------------------------------------------

  # American Depositary Receipts.

(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 2.5% of the net assets of the Fund.

(b) At December 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $276,536,569 amounted to $8,189,171 which consisted of aggregate gross unrealized appreciation of $15,391,264 and aggregate gross unrealized depreciation of $7,202,093


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006

================================================================================

   SHARES     COMMON STOCKS--99.9%                                     VALUE
   ------                                                              -----

              AEROSPACE & DEFENSE--3.0%
    83,800    Armour Holdings, Inc.* ...........................   $  4,596,430
    85,650    BE Aerospace, Inc.* ..............................      2,199,492
    41,500    L-3 Communications Holdings, Inc. ................      3,393,870
                                                                   ------------
                                                                     10,189,792
                                                                   ------------

              AUTOMOTIVE EQUIPMENT & SERVICES--.8%
   104,000    Tenneco Inc.* ....................................      2,570,880
                                                                   ------------

              BIOTECHNOLOGY--.8%
    35,650    Cephalon, Inc.* ..................................      2,510,116
                                                                   ------------

              BUSINESS SERVICES--.5%
    72,700    TeleTech Holdings Inc.* ..........................      1,736,076
                                                                   ------------

              CAPITAL MARKETS--2.0%
    32,995    Affiliated Managers Group, Inc.* .................      3,468,764
   202,200    TD Ameritrade Holding Corp. ......................      3,271,596
                                                                   ------------
                                                                      6,740,360
                                                                   ------------

              COMMERCIAL SERVICES & SUPPLIES--3.1%
   426,900    Allied Waste Industries Inc. .....................      5,246,601
   176,290    Net 1 UEPS Technologies, Inc.* ...................      5,211,132
                                                                   ------------
                                                                     10,457,733
                                                                   ------------

              COMMUNICATION EQUIPMENT--3.2%
   128,200    Juniper Networks, Inc.* ..........................      2,428,108
    50,000    Research In Motion Limited* ......................      6,389,000
   164,100    Tellabs, Inc.* ...................................      1,683,666
                                                                   ------------
                                                                     10,500,774
                                                                   ------------

              COMPUTERS & PERIPHERALS--2.6%
    31,100    Isilon Systems, Inc.* ............................        858,360
   197,800    Memc Electronic Materials, Inc.*+ ................      7,741,892
                                                                   ------------
                                                                      8,600,252
                                                                   ------------

              COMPUTER SERVICES--1.5%
   179,700    CNET Networks, Inc.* .............................      1,633,473
    40,600    IHS Inc. Cl. A* ..................................      1,602,888
    73,300    Satyam Computer Services ADR# ....................      1,759,933
                                                                   ------------
                                                                      4,996,294
                                                                   ------------

              COMPUTER TECHNOLOGY--1.2%
   111,100    Atheros Communications* ..........................      2,368,652
    46,750    NAVTEQ* ..........................................      1,634,848
                                                                   ------------
                                                                      4,003,500
                                                                   ------------

              CONGLOMERATE--.5%
    29,900    ITT Industries, Inc. .............................      1,698,918
                                                                   ------------

              CONSTRUCTION & ENGINEERING--1.4%
    92,825    McDermott International, Inc.* ...................      4,721,080
                                                                   ------------

              DRUGS & PHARMACEUTICALS--.8%
    51,600    United Therapeutics Corporation* .................      2,805,492
                                                                   ------------

              ELECTRIC AND ELECTRONIC EQUIPMENT--1.3%
    84,350    Roper Industries, Inc. ...........................      4,237,744
                                                                   ------------

              ELECTRONICS--2.8%
   186,850    Nintendo Co., Ltd. ADR# ..........................      6,056,892
    77,700    SONY CORPORATION .................................      3,327,891
                                                                   ------------
                                                                      9,384,783
                                                                   ------------

              ENERGY--.5%
    40,100    SunPower Corporation Cl. A* ......................      1,490,517
                                                                   ------------

              ENERGY EQUIPMENT & SERVICES--4.5%
   103,800    BJ Services Company ..............................      3,043,416
    51,750    Cameron International Corp.* .....................      2,745,337
    51,300    Nabors Industries Ltd.* ..........................      1,527,714
    99,900    National-Oilwell Varco Inc.* .....................      6,111,882
    46,500    Suntech Power Holdings Co., Ltd. ADR*# ...........      1,581,465
                                                                   ------------
                                                                     15,009,814
                                                                   ------------

              FINANCE--1.0%
    31,400    Intercontinental Exchange Inc.* ..................      3,388,060
                                                                   ------------

              FINANCIAL SERVICES--3.3%
   184,100    Hong Kong Exchanges & Clearing Limited ...........      2,023,825
   151,700    Hudson City Bancorp Inc. .........................      2,105,596
    33,250    International Securities Exchange, Inc. ..........      1,555,768
    56,800    Lazard Ltd. ......................................      2,688,912
    93,200    Wadell & Reed Financial, Inc. ....................      2,549,952
                                                                   ------------
                                                                     10,924,053
                                                                   ------------

              FOOD & STAPLES RETAILING--.7%
    52,400    Whole Foods Market, Inc. .........................      2,459,132
                                                                   ------------

              HEALTH & PERSONAL CARE--1.2%
    83,100    Brookdale Senior Living Inc. .....................      3,988,800
                                                                   ------------

              HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
    41,600    Illumina, Inc.* ..................................      1,635,296
    44,000    Intuitive Surgical, Inc.*+ .......................      4,219,600
    33,300    Mentor Corporation ...............................      1,627,371
                                                                   ------------
                                                                      7,482,267
                                                                   ------------

              HEALTH CARE PROVIDERS & SERVICES--5.9%
   335,850    Health Management Associates, Inc. Cl. A .........      7,089,794
    72,900    Health Net Inc.* .................................      3,547,314
   114,850    Psychiatric Solutions, Inc.* .....................      4,309,172
    89,600    Quest Diagnostics Incorporated ...................      4,748,800
                                                                   ------------
                                                                     19,695,080
                                                                   ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006 (CONT'D)

================================================================================

   SHARES     COMMON STOCKS--(CONT'D)                                  VALUE
   ------                                                              -----

              HOTELS, RESTAURANTS & LEISURE--7.2%
   202,400    Cheesecake Factory Incorporated (The)* ...........   $  4,979,040
    90,400    International Game Technology ....................      4,176,480
    15,800    Melco PBL Entertainment (Macau) Limited* .........        335,908
    97,800    Orient-Express Hotels Ltd. Cl. A .................      4,627,896
    80,700    Royal Caribbean Cruises Ltd. .....................      3,339,366
    97,700    Scientific Games Corporation* ....................      2,953,471
   107,200    Wyndham Worldwide Corporation* ...................      3,432,544
                                                                   ------------
                                                                     23,844,705
                                                                   ------------

              HOUSEHOLD DURABLES--.9%
    52,100    Garmin Ltd. ......................................      2,899,886
                                                                   ------------

              INTERNET & CATALOG RETAIL--1.9%
   245,000    Netflix Inc.* ....................................      6,335,700
                                                                   ------------

              INTERNET SOFTWARE & SERVICES--1.7%
   168,789    Allscripts Healthcare Solutions, Inc.* ...........      4,555,615
    40,450    DealerTrack Holdings Inc.* .......................      1,190,039
                                                                   ------------
                                                                      5,745,654
                                                                   ------------

              LEISURE & ENTERTAINMENT--.9%
    65,300    Vail Resorts Inc. ................................      2,926,746
                                                                   ------------

              MACHINERY--2.2%
    42,700    Manitowoc Company, Inc. ..........................      2,537,661
    72,650    Terex Corporation* ...............................      4,691,737
                                                                   ------------
                                                                      7,229,398
                                                                   ------------

              MACHINERY - OIL WELL EQUIPMENT & SERVICES--.7%
    99,700    Patterson-UTI Energy, Inc. .......................      2,316,031
                                                                   ------------

              MEDIA--5.3%
    29,200    Dolby Laboratories Inc. Cl. A* ...................        905,784
   163,300    DreamWorks Animation SKG, Inc. Cl. A* ............      4,815,717
    75,600    Focus Media Holding Limited ADR*# ................      5,019,084
    21,600    Lamar Advertising Company, Cl. A* ................      1,412,424
    79,400    Regal Entertainment Group ........................      1,692,808
   268,700    XM Satellite Radio Holdings Inc. Cl. A* ..........      3,882,715
                                                                   ------------
                                                                     17,728,532
                                                                   ------------

              MEDICAL PRODUCTS--.5%
    85,600    Metabolix, Inc.* .................................      1,621,264
                                                                   ------------

              METALS--3.1%
    30,900    First Quantum Minerals Ltd. ......................      1,656,858
   205,500    SXR Uranium One, Inc.* ...........................      2,825,625
   435,900    Yamana Gold, Inc. ................................      5,745,162
                                                                   ------------
                                                                     10,227,645
                                                                   ------------

              METALS & MINING--3.0%
    28,600    Freeport-McMoRan Copper & Gold, Inc. Cl. B .......      1,593,878
   145,100    Goldcorp, Inc. ...................................      4,126,644
   377,850    Paladin Resources Limited* .......................      2,597,719
    29,700    Southern Copper Corp. ............................      1,600,533
                                                                   ------------
                                                                      9,918,774
                                                                   ------------

              MULTI-UTILITIES UNREGULATED POWER
     7,691    Dynegy Inc. Cl. A ................................         55,683
                                                                   ------------

              OIL & GAS--1.5%
   122,600    Denbury Resources Inc.* ..........................      3,407,054
    45,500    TODCO Cl. A* .....................................      1,554,735
                                                                   ------------
                                                                      4,961,789
                                                                   ------------

              OIL AND GAS EXPLORATION--1.0%
   226,000    Petrobank Energy and Resources Ltd.* .............      3,451,020
                                                                   ------------

              PERSONAL PRODUCTS--.6%
    69,000    Bare Escentuals, Inc.* ...........................      2,143,830
                                                                   ------------

              PHARMACEUTICALS--2.8%
    65,800    Barr Laboratories, Inc.* .........................      3,297,896
    56,900    Endo Pharmaceuticals Holdings Inc.* ..............      1,569,302
    72,900    Sepracor Inc.* ...................................      4,489,182
                                                                   ------------
                                                                      9,356,380
                                                                   ------------

              PHOTOGRAPHY--.5%
   116,400    Shutterfly, Inc.* ................................      1,676,160
                                                                   ------------

              REAL ESTATE--1.4%
    51,200    Jones Lang LaSalle Incorporated ..................      4,719,104
                                                                   ------------

              RETAIL--2.0%
   212,900    Sothebys Holdings Inc., Cl. A ....................      6,604,158
                                                                   ------------

              SEMICONDUCTOR CAPITAL EQUIPMENT--1.0%
   128,750    SiRF Technology Holdings, Inc.* ..................      3,285,700
                                                                   ------------

              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.9%
    82,200    Altera Corporation* ..............................      1,617,696
    82,200    STMicroelectronics N.V ...........................      1,512,480
   187,100    Tessera Technologies Inc.* .......................      7,547,614
   307,300    Trident Microsystems, Inc.* ......................      5,586,714
                                                                   ------------
                                                                     16,264,504
                                                                   ------------

              SOFTWARE--4.1%
   297,550    Activision, Inc.* ................................      5,129,762
   451,300    Tibco Software Inc.* .............................      4,260,272
    58,200    TomTom NV* .......................................      2,512,921
    51,000    VeriFone Holdings Inc.* ..........................      1,805,400
                                                                   ------------
                                                                     13,708,355
                                                                   ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006 (CONT'D)

================================================================================

   SHARES     COMMON STOCKS--(CONT'D)                                  VALUE
   ------                                                              -----


              SPECIALTY RETAIL--2.2%
    74,642    Gamestop Corp. Cl. A* ............................   $  4,113,521
   113,400    PETsMART, Inc. ...................................      3,272,724
                                                                   ------------
                                                                      7,386,245
                                                                   ------------

              TEXTILES & APPAREL--.7%
   112,800    Iconix Brand Group, Inc.* ........................      2,187,192
                                                                   ------------

              TRANSPORTATION--1.5%
    51,800    Textron Inc. .....................................      4,857,286
                                                                   ------------

              UTILITIES--1.5%
    67,700    Veolia Environnement .............................      5,095,102
                                                                   ------------

              WIRELESS TELECOMMUNICATION SERVICES--1.9%
    51,100    NII Holdings Inc. Cl. B* .........................      3,292,883
   115,100    SBA Communications Corporation Cl. A* ............      3,165,250
                                                                   ------------
                                                                      6,458,133
                                                                   ------------
              TOTAL COMMON STOCKS
                (COST $307,982,788) ............................    332,596,493
                                                                   ------------


   CONTRACTS  PURCHASED OPTIONS--.1%
  ---------
              PUT OPTIONS
       440    Intuitive Surgical/April/95+
                (Cost $440,950) ................................        323,400
                                                                   ------------

  PRINCIPAL
   AMOUNT     SHORT-TERM INVESTMENTS--.3%                              VALUE
  ---------                                                            -----

              U.S. AGENCY OBLIGATIONS
  $979,000    Federal Home Loan Banks, 4.70%, 1/2/07
                (Cost $978,872) ................................   $    978,872
                                                                   ------------

TOTAL INVESTMENTS
  (COST $309,402,610)(a) ...............................   100.3%  $333,898,765
Liabilities in Excess of Other Assets ..................     (.3)    (1,117,125)
                                                           -----   ------------
NET ASSETS .............................................   100.0%  $332,781,640
                                                           =====   ============

--------------------------------------------------------------------------------

  * Non-income producing security.

  # American Depositary Receipts.

  + All or a portion of the securities are pledged as collateral for options written.

(a) At December 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $313,415,750 amounted to $20,483,015 which consisted of aggregate gross unrealized appreciation of $29,558,974 and aggregate gross unrealized depreciation of $9,075,959.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF OPTIONS WRITTEN--DECEMBER 31, 2006

================================================================================

                                                           SHARES
                                                           SUBJECT
  CONTRACTS   CALL OPTIONS WRITTEN                         TO CALL     VALUE
  --------                                                 -------     -----

       440    Intuitive Surgical/April/130 .............    44,000     $ 48,400
       725    Memc Electronic Materials/April/45 .......    72,500      119,625
       370    Memc Electronic Materials/April/50 .......    37,000       24,050
                                                                       --------
              TOTAL
                (PREMIUMS RECEIVED $527,843)                            192,075
                                                                       --------

              PUT OPTIONS WRITTEN
       440    Intuitive Surgical/April/75 ..............    44,000       63,800
                                                                       --------

              TOTAL
                (PREMIUMS RECEIVED $147,189) ...........                 63,800
                                                                       --------
              TOTAL OPTIONS WRITTEN
                (PREMIUMS RECEIVED $675,032) ...........               $255,875
                                                                       ========


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006

================================================================================

   SHARES     COMMON STOCKS--100.7%                                    VALUE
   ------                                                              -----

              AEROSPACE & DEFENSE--4.6%
   138,400    Armour Holdings, Inc.* ...........................   $  7,591,240
   121,200    BE Aerospace, Inc.* ..............................      3,112,416
    17,300    Boeing Company ...................................      1,536,932
    33,500    L-3 Communications Holdings, Inc. ................      2,739,630
                                                                   ------------
                                                                     14,980,218
                                                                   ------------

              BIOTECHNOLOGY--3.6%
    15,700    Alexion Pharmaceuticals, Inc.* ...................        634,123
    64,600    Amgen Inc. .......................................      4,412,826
    80,900    Genentech, Inc.* .................................      6,563,417
                                                                   ------------
                                                                     11,610,366
                                                                   ------------

              CAPITAL MARKETS--.6%
    12,050    Bear Stearns Companies Inc. ......................      1,961,499
                                                                   ------------

              COMMERCIAL BANKS--.8%
    48,000    Bank of America Corporation ......................      2,562,720
                                                                   ------------

              COMMERCIAL SERVICES & SUPPLIES--.7%
    75,150    Net 1 UEPS Technologies, Inc.* ...................      2,221,434
                                                                   ------------


              COMMUNICATION EQUIPMENT--4.3%
   178,500    Cisco Systems, Inc.* .............................      4,878,405
    74,600    Comverse Technology, Inc.* .......................      1,574,806
   294,200    Corning Incorporated* ............................      5,504,482
   302,900    Sonus Networks, Inc.* ............................      1,996,111
                                                                   ------------
                                                                     13,953,804
                                                                   ------------

              COMPUTERS & PERIPHERALS--11.3%
   108,200    Apple Computer, Inc.* ............................      9,179,688
   120,800    EMC Corporation* .................................      1,594,560
   104,900    Hewlett-Packard Company ..........................      4,320,831
   376,200    Memc Electronic Materials, Inc.*+ ................     14,724,468
    93,700    NCR Corporation* .................................      4,006,612
    93,300    Seagate Technology ...............................      2,472,450
                                                                   ------------
                                                                     36,298,609
                                                                   ------------

              COMPUTER TECHNOLOGY--1.7%
   182,700    Atheros Communications* ..........................      3,895,164
    45,300    NAVTEQ* ..........................................      1,584,141
                                                                   ------------
                                                                      5,479,305
                                                                   ------------

              CONSTRUCTION & ENGINEERING--1.2%
    76,900    McDermott International, Inc.* ...................      3,911,134
                                                                   ------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--.5%
   303,800    Level 3 Communication Inc.* ......................      1,701,280
                                                                   ------------

              DRUGS & PHARMACEUTICALS--.4%
    24,100    United Therapeutics Corporation* .................      1,310,317
                                                                   ------------

              ELECTRICAL EQUIPMENT--.7%
    75,300    AMETEK, Inc. .....................................      2,397,552
                                                                   ------------

              ENERGY EQUIPMENT & SERVICES--3.6%
    80,500    Cameron International Corp.* .....................   $  4,270,525
    21,100    Diamond Offshore Drilling Inc. ...................      1,686,734
    91,200    Horizon Offshore, Inc.* ..........................      1,486,560
    39,800    National-Oilwell Varco Inc.* .....................      2,434,964
    47,000    Suntech Power Holdings Co., Ltd. ADR*# ...........      1,598,470
                                                                   ------------
                                                                     11,477,253
                                                                   ------------

              FINANCIAL INFORMATION SERVICES--.5%
    51,460    Genworth Financial Inc. Cl. A ....................      1,760,447
                                                                   ------------

              FINANCIAL SERVICES--2.1%
     8,250    Chicago Mercantile Exchange Holdings Inc. ........      4,205,437
    54,700    Lazard Ltd. ......................................      2,589,498
                                                                   ------------
                                                                      6,794,935
                                                                   ------------

              FOOD & STAPLES RETAILING--1.7%
   180,500    CVS Corporation ..................................      5,579,255
                                                                   ------------

              FREIGHT & LOGISTICS--.5%
    15,400    FedEx Corp. ......................................      1,672,748
                                                                   ------------

              HEALTH CARE EQUIPMENT & SUPPLIES--1.6%
    50,600    Hologic, Inc.* ...................................      2,392,368
    63,400    Ventana Medical Systems, Inc.* ...................      2,728,102
                                                                   ------------
                                                                      5,120,470
                                                                   ------------

              HEALTH CARE PROVIDERS & SERVICES--2.3%
    44,260    Health Net Inc.* .................................      2,153,692
    31,900    Humana Inc.* .....................................      1,764,389
    30,000    Medco Health Solutions, Inc.* ....................      1,603,200
    33,920    UnitedHealth Group Incorporated ..................      1,822,522
                                                                   ------------
                                                                      7,343,803
                                                                   ------------

              HOTELS, RESTAURANTS & LEISURE--2.0%
    67,400    Penn National Gaming, Inc.* ......................      2,805,188
    85,700    Royal Caribbean Cruises Ltd. .....................      3,546,266
                                                                   ------------
                                                                      6,351,454
                                                                   ------------

              HOUSEHOLD PRODUCTS--1.5%
    73,327    Procter & Gamble Company .........................      4,712,726
                                                                   ------------

              INTERNET & CATALOG RETAIL--.9%
    94,600    eBay Inc.* .......................................      2,844,622
                                                                   ------------

              INTERNET SOFTWARE & SERVICES--5.2%
   148,700    DealerTrack Holdings Inc.* .......................      4,374,754
    19,200    Google Inc. Cl. A* ...............................      8,841,216
   138,975    Yahoo! Inc.* .....................................      3,549,422
                                                                   ------------
                                                                     16,765,392
                                                                   ------------

              MACHINERY--.4%
    19,500    Terex Corporation* ...............................      1,259,310
                                                                   ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2006 (CONT'D)

================================================================================

   SHARES     COMMON STOCKS (CONT'D)                                   VALUE
   ------                                                              -----

              MEDIA--4.8%
   146,100    DreamWorks Animation SKG, Inc. Cl. A* ............   $  4,308,489
   119,550    Focus Media Holding Limited ADR*# ................      7,936,924
   150,600    Regal Entertainment Group ........................      3,210,792
                                                                   ------------
                                                                     15,456,205
                                                                   ------------

              METALS--2.3%
   229,900    SXR Uranium One, Inc.* ...........................      3,161,125
   310,500    Yamana Gold, Inc. ................................      4,092,390
                                                                   ------------
                                                                      7,253,515
                                                                   ------------

              METALS & MINING--2.1%
 1,887,650    Breakwater Resources, Ltd.* ......................      2,954,172
    92,800    Cameco Corporation ...............................      3,753,760
                                                                   ------------
                                                                      6,707,932
                                                                   ------------

              MULTILINE RETAIL--.9%
    77,500    Federated Department Stores, Inc. ................      2,955,075
                                                                   ------------

              MULTI-UTILITIES UNREGULATED POWER--
     7,873    Dynegy Inc. Cl. A ................................         57,000
                                                                   ------------

              OIL AND EXPLORATION SERVICES--2.2%
   470,400    Petrobank Energy and Resources Ltd.* .............      7,183,008
                                                                   ------------

              OIL & GAS--4.2%
   195,300    Sunoco, Inc. .....................................     12,178,908
   111,700    Warren Resources Inc.* ...........................      1,309,124
                                                                   ------------
                                                                     13,488,032
                                                                   ------------

              PHARMACEUTICAL PREPARATIONS--1.0%
    80,600    Adams Respiratory Therapeutics, Inc.* ............      3,289,286
                                                                   ------------

              PHARMACEUTICALS--5.3%
    32,000    Abbott Laboratories ..............................      1,558,720
    40,900    New River Pharmaceuticals Inc.* ..................      2,237,639
   152,900    Salix Pharmaceuticals, Ltd.* .....................      1,860,793
   126,400    Schering-Plough Corporation ......................      2,988,096
   135,600    Sepracor Inc.* ...................................      8,350,248
                                                                   ------------
                                                                     16,995,496
                                                                   ------------

              ROAD & RAIL--.8%
    35,650    Burlington Northern Santa Fe Corporation .........      2,631,326
                                                                   ------------

              SEMICONDUCTOR CAPITAL EQUIPMENT--.4%
    37,900    FormFactor Inc.* .................................      1,411,775
                                                                   ------------

              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.3%
    41,100    Microsemi Corporation* ...........................        807,615
    89,805    Tessera Technologies Inc.* .......................      3,622,734
   161,700    Trident Microsystems, Inc.* ......................      2,939,706
                                                                   ------------
                                                                      7,370,055
                                                                   ------------

              SOFTWARE--5.6%
    56,400    Adobe Systems Incorporated .......................      2,319,168
   154,100    Microsoft Corporation ............................      4,601,426
   138,800    Symantec Corporation* ............................      2,893,980
    88,500    Synchronoss Technologies Inc.* ...................      1,214,220
   191,800    Tibco Software Inc.* .............................      1,810,592
    68,500    TomTom NV* .......................................      2,957,648
    58,100    VeriFone Holdings Inc.* ..........................      2,056,740
                                                                   ------------
                                                                     17,853,774
                                                                   ------------

              SPECIALTY RETAIL--1.7%
    25,200    Abercrombie & Fitch Co. Cl. A ....................      1,754,676
    24,000    Carmax Inc.* .....................................      1,287,120
    43,200    Gamestop Corp Cl. A* .............................      2,380,752
                                                                   ------------
                                                                      5,422,548
                                                                   ------------

              TEXTILES & APPAREL--1.1%
   182,900    Iconix Brand Group, Inc.* ........................      3,546,431
                                                                   ------------

              TOBACCO--3.3%
   123,700    Altria Group, Inc. ...............................     10,615,934
                                                                   ------------

              TRANSPORTATION--1.0%
    33,300    Textron Inc. .....................................      3,122,541
                                                                   ------------

              UTILITIES--.9%
    39,900    Veolia Environnement .............................      3,002,874
                                                                   ------------

              WIRELESS TELECOMMUNICATION SERVICES--8.1%
    42,250    America Movil S.A. de C.V. Series L ADR# .........      1,910,545
   354,542    American Tower Corporation Cl. A* ................     13,217,326
   129,900    NII Holdings Inc. Cl. B* .........................      8,370,756
   127,700    Sprint Nextel Corporation ........................      2,412,253
                                                                   ------------
                                                                     25,910,880
                                                                   ------------
              TOTAL COMMON STOCKS
                (COST $300,775,100)                                 324,344,340
                                                                   ------------

  PRINCIPAL
   AMOUNT     SHORT-TERM INVESTMENTS--.6%
  ---------
              U.S. AGENCY OBLIGATIONS
$1,827,000    Federal Home Loan Banks, 4.70%, 1/2/07
                (Cost $1,826,761)                                     1,826,761
                                                                   ------------
TOTAL INVESTMENTS
  (COST $302,601,861)(A) ...............................   101.3%   326,171,101
Liabilities in Excess of Other Assets ..................    (1.3)    (4,302,121)
                                                           -----   ------------
NET ASSETS .............................................   100.0%  $321,868,980
                                                           =====   ============

--------------------------------------------------------------------------------
  * Non-income producing security.

  # American Depositary Receipts.

(a) At December 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $303,989,511 amounted to $22,181,590 which consisted of aggregate gross unrealized appreciation of $28,812,033 and aggregate gross unrealized depreciation of $6,630,443.

  + A portion of the securities are pledged as collateral for options written.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF OPTIONS WRITTEN--DECEMBER 31, 2006

================================================================================

                                                           SHARES
                                                           SUBJECT
  CONTRACTS   CALL OPTIONS WRITTEN                         TO CALL      VALUE
  --------                                                 -------      -----

     1,375    Memc Electronic Materials/April/45 .......   137,500     $226,875
       687    Memc Electronic Materials/April/50 .......    68,700       44,655
                                                                       --------
              TOTAL
                (PREMIUMS RECEIVED $713,136)                           $271,530
                                                                       ========


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF ASSETS AND LIABILITIES


DECEMBER 31, 2006
===================================================================================================================================

                                                                               ALGER
                                                                 ALGER       AMERICAN                        ALGER         ALGER
                                                 ALGER         AMERICAN       INCOME          ALGER        AMERICAN      AMERICAN
                                               AMERICAN          SMALL          AND         AMERICAN        MIDCAP       LEVERAGED
                                                GROWTH      CAPITALIZATION    GROWTH        BALANCED        GROWTH        ALLCAP
                                               PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
  ASSETS:
    Investments in securities, at value ....  $620,245,739   $608,182,417   $ 68,344,863   $284,725,740  $333,898,766  $326,171,101
    (identified cost*)--see accompanying
       schedules of investments
    Cash ...................................            --          8,310          1,896          3,250         1,153       644,682
    Cash-segregated ........................         4,422             --             --             --         4,218            --
    Receivable for investment
      securities sold ......................    18,755,423      1,035,985        469,451      6,235,850     3,262,659    12,510,109
    Receivable for shares of beneficial
      interest sold ........................       144,492        257,107         62,946        156,599       214,676        48,511
    Interest and dividends receivable ......       614,993         24,985         61,817      1,119,024        91,250       154,718
    Prepaid expenses .......................       183,300        102,923         32,620         62,408        77,964        63,778
-----------------------------------------------------------------------------------------------------------------------------------
        Total Assets .......................   639,948,369    609,611,727     68,973,593    292,302,871   337,550,686   339,592,899
-----------------------------------------------------------------------------------------------------------------------------------
  LIABILITIES:
    Payable for investment securities
      purchased ............................     8,653,010      2,587,558        758,577      5,716,275     3,074,313    16,534,189
    Bank loan payable ......................       608,300             --             --             --            --            --
    Bank overdraft .........................           897             --             --             --            --            --
    Written options outstanding ............       497,150             --             --             --       255,875       271,530
    Payable for shares of beneficial
      interest redeemed ....................     1,216,949        604,636         35,612        233,516     1,119,852       589,081
    Accrued investment management/
      advisory fees ........................       389,562        419,364         31,122        164,287       217,799       213,444
    Accrued administration fees ............        21,255         20,709          2,327          9,808        11,463        11,017
    Accrued expenses .......................       185,464        115,603         40,373         71,179        89,744       104,658
-----------------------------------------------------------------------------------------------------------------------------------
        Total Liabilities ..................    11,572,587      3,747,870        868,011      6,195,065     4,769,046    17,723,919
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS ...............................  $628,375,782   $605,863,857   $ 68,105,582   $286,107,806  $332,781,640  $321,868,980
===================================================================================================================================
  NET ASSETS CONSIST OF:
    Paid-in capital ........................  $901,560,663   $578,124,284   $ 92,618,912   $258,325,883  $264,956,256  $398,310,774
    Undistributed net investment
      income (accumulated loss) ............     1,914,141             --        530,903      5,075,851            --            --
    Undistributed net realized gain
      (accumulated loss) ...................  (319,501,304)   (87,663,787)   (31,667,684)     9,769,656    42,910,072  (100,452,640)
    Net unrealized appreciation
      (depreciation) .......................    44,402,282    115,403,360      6,623,451     12,936,416    24,915,312    24,010,846
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS ...............................  $628,375,782   $605,863,857   $ 68,105,582   $286,107,806  $332,781,640  $321,868,980
===================================================================================================================================
  CLASS O
  NET ASSET VALUE PER SHARE ................  $      41.22   $      28.42   $      11.09   $      14.11  $      20.75  $      41.48
===================================================================================================================================
  CLASS S
  NET ASSET VALUE PER SHARE ................  $      40.87   $      28.10   $         --   $      14.30  $      20.48  $      40.97
===================================================================================================================================
    Shares of beneficial interest
      outstanding--Note 5
  CLASS O ..................................    14,889,786     18,498,493      6,140,842     18,041,422    15,312,060     7,185,353
===================================================================================================================================
  CLASS S ..................................       358,067      2,853,595             --      2,205,090       739,016       582,070
===================================================================================================================================
  *Identified cost .........................  $576,597,355   $492,779,057   $ 61,721,412   $271,789,324  $309,402,610  $302,601,861
===================================================================================================================================

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 2006
====================================================================================================================================

                                                                                 ALGER
                                                                   ALGER       AMERICAN                      ALGER         ALGER
                                                    ALGER        AMERICAN       INCOME         ALGER       AMERICAN      AMERICAN
                                                  AMERICAN         SMALL          AND        AMERICAN       MIDCAP       LEVERAGED
                                                   GROWTH     CAPITALIZATION    GROWTH       BALANCED       GROWTH        ALLCAP
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Interest ................................  $   397,632   $    563,652   $   149,076   $ 5,603,319   $   272,411   $   227,856
      Dividends (net of foreign
        withholding taxes*) ...................    7,506,334      1,177,551     1,007,618     2,107,589     1,437,954     2,181,507
------------------------------------------------------------------------------------------------------------------------------------
          Total Income ........................    7,903,966      1,741,203     1,156,694     7,710,908     1,710,365     2,409,363
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
      Management/Advisory fees--Note 3(a) .....    5,378,198      4,987,929       429,335     2,259,363     2,780,277     2,593,824
      Administration fees--Note 3(a) ..........       37,739         35,974         4,033        17,111        19,835        18,990
      Interest on line of credit
        utilized--Note 5 ......................       30,346             96            --         1,103         7,254        13,840
      Custodian fees ..........................       83,312         51,707        13,965        62,792        79,534        63,925
      Professional fees .......................       60,252         57,563        10,279        30,487        27,564        32,682
      Transfer agent fees .....................       78,302         94,407        84,500        85,209        83,405       106,866
      Printing fees ...........................      141,800        121,250        67,780        66,175       109,435        89,950
      Distribution fees--Note 3(b)
        Class S ...............................       35,750        158,011            20        89,856        32,502        54,675
      Trustees' fees ..........................        2,000          2,000         2,000         2,000         2,000         2,000
      Miscellaneous ...........................      129,657         87,287        13,434        51,002        63,755        56,240
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses ......................    5,977,356      5,596,224       625,346     2,665,098     3,205,561     3,032,992
------------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss) ................    1,926,610     (3,855,021)      531,348     5,045,810    (1,495,196)     (623,629)
------------------------------------------------------------------------------------------------------------------------------------
  REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS,
    FOREIGN CURRENCY AND OPTIONS
      Net realized gain on investments ........   44,935,734     92,155,513     6,315,362    11,101,655    46,677,877    67,951,894
      Net realized gain (loss) on
        foreign currency transactions .........      (78,564)            --            --       (30,395)       76,155        10,895
      Net realized gain (loss) on
        options written .......................      652,932             --            --            --       316,525            --
      Net change in unrealized appreciation
        (depreciation) on investments
        and foreign currency translations .....  (17,026,870)    16,989,435    (1,027,593)   (3,415,314)  (12,076,343)  (12,707,701)
      Net change in unrealized appreciation
        (depreciation) on options .............      637,213             --            --            --     1,150,223       441,606
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
        on investments, foreign currency
        and options ...........................   29,120,445    109,144,948     5,287,769     7,655,946    36,144,437    55,696,694
------------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .................  $31,047,055   $105,289,927   $ 5,819,117   $12,701,756   $34,649,241   $55,073,065
====================================================================================================================================
 *Foreign withholding taxes ...................  $     1,067   $         --   $        --   $       313   $     7,161   $     2,491
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2006
====================================================================================================================================

                                                                ALGER         ALGER                         ALGER          ALGER
                                                 ALGER        AMERICAN      AMERICAN         ALGER        AMERICAN       AMERICAN
                                               AMERICAN         SMALL      INCOME AND      AMERICAN        MIDCAP        LEVERAGED
                                                GROWTH     CAPITALIZATION    GROWTH        BALANCED        GROWTH         ALLCAP
                                               PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)               $  1,926,610   $ (3,855,021)  $   531,348   $  5,045,810   $ (1,495,196)  $   (623,629)
  Net realized gain on investments, foreign
    currency transactions and options          45,510,102     92,155,513     6,315,362     11,071,260     47,070,557     67,962,789
  Net change in unrealized appreciation
    (depreciation) on investments, foreign
    currency translations and options         (16,389,657)    16,989,435    (1,027,593)    (3,415,314)   (10,926,120)   (12,266,095)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting
    from operations                            31,047,055    105,289,927     5,819,117     12,701,756     34,649,241     55,073,065
------------------------------------------------------------------------------------------------------------------------------------
  Dividends and distributions to
    shareholders from:
    Net investment income
    Class O                                      (896,918)            --      (908,146)    (4,155,477)            --             --
    Class S                                            --             --          (112)      (404,093)            --             --
    Net realized gains
    Class O                                            --             --            --    (14,015,672)   (46,375,223)            --
    Class S                                            --             --            --     (1,726,857)    (1,754,889)            --
------------------------------------------------------------------------------------------------------------------------------------
  Total dividends and distributions
    to shareholders                              (896,918)            --      (908,258)   (20,302,099)   (48,130,112)            --
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from shares of
    beneficial interest transactions:
    Class O                                  (255,560,980)   (78,850,473)  (13,575,484)   (30,965,017)   (38,471,486)   (51,703,354)
    Class S                                      (304,818)    27,401,065       (10,839)   (11,321,983)     4,766,914      2,202,134
------------------------------------------------------------------------------------------------------------------------------------
  Net decrease from shares of beneficial
    interest transactions--Note 5            (255,865,798)   (51,449,408)  (13,586,323)   (42,287,000)   (33,704,572)   (49,501,220)
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)              (225,715,661)    53,840,519    (8,675,464)   (49,887,343)   (47,185,443)     5,571,845
  Net Assets
    Beginning of year                         854,091,443    552,023,338    76,781,046    335,995,149    379,967,083    316,297,135
------------------------------------------------------------------------------------------------------------------------------------
    End of year                              $628,375,782   $605,863,857   $68,105,582   $286,107,806   $332,781,640   $321,868,980
====================================================================================================================================
    Undistributed net investment income
      (accumulated loss)                     $  1,926,065   $ (3,855,021)  $  (530,903)  $  4,932,153   $ (1,495,196)  $   (623,629)
====================================================================================================================================

THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2005
====================================================================================================================================

                                                                ALGER          ALGER                        ALGER         ALGER
                                                 ALGER        AMERICAN       AMERICAN        ALGER        AMERICAN      AMERICAN
                                               AMERICAN         SMALL       INCOME AND     AMERICAN        MIDCAP       LEVERAGED
                                                GROWTH     CAPITALIZATION     GROWTH       BALANCED        GROWTH        ALLCAP
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
====================================================================================================================================
  Net investment income (loss)               $    899,537   $ (2,254,606)  $   916,061   $  4,222,591   $ (2,040,079)  $   (336,618)
  Net realized gain on investments
    and options                               153,957,471     54,108,276     7,807,059     32,650,466     62,618,302     58,124,065
  Net change in unrealized appreciation
    (depreciation) on investments
    and options                               (53,083,162)    26,925,303    (6,129,722)   (10,357,963)   (20,036,553)   (11,579,064)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting
    from operations                           101,773,846     78,778,973     2,593,398     26,515,094     40,541,670     46,208,383
------------------------------------------------------------------------------------------------------------------------------------
  Dividends and distributions to
    shareholders from:
    Net investment income
    Class O                                    (2,231,180)            --      (947,291)    (4,826,274)            --             --
    Class S                                       (14,708)            --           (89)      (623,154)            --             --
    Net realized gains
    Class O                                            --             --            --             --    (17,950,220)            --
    Class S                                            --             --            --             --       (284,657)            --
------------------------------------------------------------------------------------------------------------------------------------
  Total dividends and distributions
    to shareholders                            (2,245,888)            --      (947,380)    (5,449,428)   (18,234,877)            --
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from shares of
    beneficial interest transactions:
    Class O*                                 (286,858,415)   (48,665,211)  (18,429,471)   (35,627,151)  (135,417,608)  (126,082,841)
    Class S                                     3,446,994     15,340,180            89     (3,622,485)     5,574,067      2,063,932
------------------------------------------------------------------------------------------------------------------------------------
  Net decrease from shares of
    beneficial interest transactions--
    Note 5                                   (283,411,421)   (33,325,031)  (18,429,382)   (39,249,636)  (129,843,541)  (124,018,909)
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)              (183,883,463)    45,453,942   (16,783,364)   (18,183,970)  (107,536,748)   (77,810,526)
  Net Assets
    Beginning of year                        1,037,974,906   506,569,396    93,564,410    354,179,119    487,503,831    394,107,661
------------------------------------------------------------------------------------------------------------------------------------
    End of year                              $854,091,443   $552,023,338   $76,781,046   $335,995,149   $379,967,083   $316,297,135
====================================================================================================================================
    Undistributed net investment income
      (accumulated loss)                     $    896,373   $         --   $   907,813   $  4,445,955   $         --   $         --
====================================================================================================================================
  * Includes securities redeemed-in-kind,
      at value                               $(120,102,278) $         --   $        --   $         --   $(100,844,585) $(74,200,551)
====================================================================================================================================

                       See Notes to Financial Statements.

   [This page intentionally left blank.]

THE ALGER AMERICAN FUND FINANCIAL
HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
====================================================================================================================================

                                                     INCOME FROM INVESTMENT OPERATIONS
                                                     ---------------------------------

                                            NET ASSET       NET          NET REALIZED                   DIVIDENDS    DISTRIBUTIONS
                                              VALUE,     INVESTMENT     AND UNREALIZED    TOTAL FROM    FROM NET       FROM NET
                                            BEGINNING      INCOME         GAIN (LOSS)     INVESTMENT   INVESTMENT      REALIZED
                                            OF PERIOD      (LOSS)       ON INVESTMENTS    OPERATIONS     INCOME          GAINS
                                            ---------    ----------     --------------    ----------   ----------    -------------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/06 ..................      $39.24       $ 0.11(iii)      $ 1.92          $ 2.03       $(0.05)        $   --
  Year ended 12/31/05 ..................       35.12         0.03             4.17            4.20       (0.08)             --
  Year ended 12/31/04 ..................       33.29         0.07             1.76            1.83          --              --
  Year ended 12/31/03 ..................       24.63        (0.02)            8.68            8.66          --              --
  Year ended 12/31/02 ..................       36.77        (0.01)          (12.12)         (12.13)      (0.01)             --
  CLASS S
  Year ended 12/31/06 ..................      $38.96       $ 0.01(iii)      $ 1.90          $ 1.91       $  --          $   --
  Year ended 12/31/05 ..................       34.92        (0.06)            4.14            4.08       (0.04)             --
  Year ended 12/31/04 ..................       33.18         0.06             1.68            1.74          --              --
  Year ended 12/31/03 ..................       24.61        (0.05)            8.62            8.57          --              --
  Eight months ended 12/31/02(i)(ii) ...       33.28        (0.01)           (8.66)          (8.67)         --              --
ALGER AMERICAN SMALL
CAPITALIZATION PORTFOLIO
  CLASS O
  Year ended 12/31/06 ..................      $23.68       $(0.16)(iii)     $ 4.90          $ 4.74       $  --          $   --
  Year ended 12/31/05 ..................       20.26        (0.20)            3.62            3.42          --              --
  Year ended 12/31/04 ..................       17.38        (0.27)            3.15            2.88          --              --
  Year ended 12/31/03 ..................       12.21        (0.15)            5.32            5.17          --              --
  Year ended 12/31/02 ..................       16.55        (0.11)           (4.23)          (4.34)         --              --
  CLASS S
  Year ended 12/31/06 ..................      $23.47       $(0.23)(iii)     $ 4.86          $ 4.63       $  --          $   --
  Year ended 12/31/05 ..................       20.13        (0.06)            3.40            3.34          --              --
  Year ended 12/31/04 ..................       17.31        (0.08)            2.90            2.82          --              --
  Year ended 12/31/03 ..................       12.19        (0.15)            5.27            5.12          --              --
  Eight months ended 12/31/02(i)(ii) ...       16.02        (0.08)           (3.75)          (3.83)         --              --
ALGER AMERICAN INCOME
AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/06 ..................      $10.28       $ 0.08(iii)      $ 0.86          $ 0.94       $(0.13)        $   --
  Year ended 12/31/05 ..................       10.05         0.13             0.21            0.34       (0.11)             --
  Year ended 12/31/04 ..................        9.37         0.10             0.63            0.73       (0.05)             --
  Year ended 12/31/03 ..................        7.24         0.05             2.11            2.16       (0.03)             --
  Year ended 12/31/02 ..................       10.57         0.02            (3.29)          (3.27)      (0.06)             --
ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/06 ..................      $14.44       $ 0.24(iii)      $ 0.39          $ 0.63       $(0.22)        $(0.74)
  Year ended 12/31/05 ..................       13.55         0.20             0.92            1.12       (0.23)             --
  Year ended 12/31/04 ..................       13.16         0.19             0.40            0.59       (0.20)             --
  Year ended 12/31/03 ..................       11.29         0.19             1.94            2.13       (0.26)             --
  Year ended 12/31/02 ..................       13.08         0.20            (1.79)          (1.59)      (0.20)             --
  CLASS S
  Year ended 12/31/06 ..................      $14.61       $ 0.20(iii)      $ 0.40          $ 0.60       $(0.17)        $(0.74)
  Year ended 12/31/05 ..................       13.71         0.14             0.96            1.10       (0.20)             --
  Year ended 12/31/04 ..................       13.34         0.17             0.39            0.56       (0.19)             --
  Year ended 12/31/03 ..................       11.47         0.23             1.90            2.13       (0.26)             --
  Eight months ended 12/31/02(i)(ii) ...       12.50         0.02            (1.05)          (1.03)         --              --

  (i) Ratios have been annualized; total return has not been annualized.
 (ii) Commenced operations May 1, 2002.
(iii) Amount was computed based on average shares outstanding during the period.

                       See Notes to Financial Statements.

===================================================================================================================================
                                                                                           RATIOS/SUPPLEMENTAL DATA
                                                                            -------------------------------------------------------
                                                                                                           RATIO OF NET
                                                                                               RATIO OF     INVESTMENT
                                                      NET ASSET              NET ASSETS,       EXPENSES    INCOME (LOSS)  PORTFOLIO
                                         TOTAL        VALUE, END   TOTAL     END OF PERIOD    TO AVERAGE    TO AVERAGE     TURNOVER
                                      DISTRIBUTIONS   OF PERIOD    RETURN   (000'S OMITTED)   NET ASSETS    NET ASSETS       RATE
                                      -------------   ---------    ------   ---------------   ----------    ----------       ----
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/06 ..................  $(0.05)      $41.22       5.18%     $   613,742        0.83%         0.27%       337.35%
  Year ended 12/31/05 ..................   (0.08)       39.24      12.00          839,841        0.81          0.10        257.14
  Year ended 12/31/04 ..................      --        35.12       5.50        1,028,652        0.86          0.21        194.25
  Year ended 12/31/03 ..................      --        33.29      35.16        1,115,959        0.85         (0.05)       167.53
  Year ended 12/31/02 ..................   (0.01)       24.63      (32.99)        874,914        0.85         (0.01)       238.03
  CLASS S
  Year ended 12/31/06 ..................  $   --       $40.87       4.90%     $    14,634        1.08%         0.03%       337.35%
  Year ended 12/31/05 ..................   (0.04)       38.96      11.71           14,250        1.05         (0.15)       257.14
  Year ended 12/31/04 ..................      --        34.92       5.24            9,323        1.11          0.27        194.25
  Year ended 12/31/03 ..................      --        33.18      34.82            1,726        1.10         (0.16)       167.53
  Eight months ended 12/31/02(i)(ii) ...      --        24.61      (26.05)             19        1.10         (0.13)       238.03
ALGER AMERICAN SMALL
CAPITALIZATION PORTFOLIO
  CLASS O
  Year ended 12/31/06 ..................  $   --       $28.42      20.02%     $   525,675        0.93%        (0.63)%       91.40%
  Year ended 12/31/05 ..................      --        23.68      16.88          509,855        0.91         (0.43)        97.11
  Year ended 12/31/04 ..................      --        20.26      16.57          484,760        0.97         (0.72)       135.33
  Year ended 12/31/03 ..................      --        17.38      42.34          496,076        0.97         (0.70)       146.69
  Year ended 12/31/02 ..................      --        12.21      (26.22)        376,550        0.97         (0.69)       111.82
  CLASS S
  Year ended 12/31/06 ..................  $   --       $28.10      19.73%     $    80,189        1.18%        (0.88)%       91.40%
  Year ended 12/31/05 ..................      --        23.47      16.59           42,168        1.15         (0.67)        97.11
  Year ended 12/31/04 ..................      --        20.13      16.29           21,809        1.22         (0.98)       135.33
  Year ended 12/31/03 ..................      --        17.31      42.00            4,556        1.23         (1.02)       146.69
  Eight months ended 12/31/02(i)(ii) ...      --        12.19      (23.91)              7        1.20         (0.87)       111.82
ALGER AMERICAN INCOME
AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/06 ..................  $(0.13)      $11.09       9.31%     $    68,106        0.91%         0.77%       151.43%
  Year ended 12/31/05 ..................   (0.11)       10.28       3.44           76,770        0.75          1.08        103.93
  Year ended 12/31/04 ..................   (0.05)       10.05       7.85           93,554        0.78          0.97         96.49
  Year ended 12/31/03 ..................   (0.03)        9.37      29.84          101,255        0.78          0.60        175.67
  Year ended 12/31/02 ..................   (0.06)        7.24      (31.10)         85,066        0.79          0.25        276.12
ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/06 ..................  $(0.96)      $14.11       4.72%     $   254,579        0.86%         1.71%       288.73%
  Year ended 12/31/05 ..................   (0.23)       14.44       8.42          292,412        0.81          1.29        218.77
  Year ended 12/31/04 ..................   (0.20)       13.55       4.57          309,744        0.87          1.41        177.66
  Year ended 12/31/03 ..................   (0.26)       13.16      19.03          308,990        0.87          1.60        135.67
  Year ended 12/31/02 ..................   (0.20)       11.29      (12.29)        254,290        0.87          2.16        188.76
  CLASS S
  Year ended 12/31/06 ..................  $(0.91)      $14.30       4.46%     $    31,528        1.11%         1.43%       288.73%
  Year ended 12/31/05 ..................   (0.20)       14.61       8.15           43,583        1.06          1.05        218.77
  Year ended 12/31/04 ..................   (0.19)       13.71       4.27           44,435        1.12          1.20        177.66
  Year ended 12/31/03 ..................   (0.26)       13.34      18.73           28,680        1.11          1.25        135.67
  Eight months ended 12/31/02(i)(ii) ...      --        11.47      (8.24)             494        1.17          1.67        188.76

THE ALGER AMERICAN FUND
FINANCIAL HIGHLIGHTS (CONT'D)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------------

                                                     INCOME FROM INVESTMENT OPERATIONS
                                                     ---------------------------------

                                            NET ASSET                      NET REALIZED                  DISTRIBUTIONS
                                              VALUE                       AND UNREALIZED    TOTAL FROM     FROM NET      NET ASSET
                                            BEGINNING    NET INVESTMENT      GAIN (LOSS)    INVESTMENT     REALIZED      VALUE, END
                                            OF PERIOD    INCOME (LOSS)    ON INVESTMENTS    OPERATIONS       GAINS       OF PERIOD
                                            ---------    -------------    --------------    ----------   -------------   ----------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/06 ...................     $21.90      $(0.09)(iii)        $ 2.08          $ 1.99        $(3.14)        $20.75
  Year ended 12/31/05 ...................      20.80      (0.31)                2.22            1.91         (0.81)         21.90
  Year ended 12/31/04 ...................      18.40      (0.11)                2.51            2.40            --          20.80
  Year ended 12/31/03 ...................      12.45      (0.05)                6.00            5.95            --          18.40
  Year ended 12/31/02 ...................      17.67      (0.10)               (5.12)          (5.22)           --          12.45
  CLASS S
  Year ended 12/31/06 ...................     $21.70      $(0.14)(iii)        $ 2.06          $ 1.92        $(3.14)        $20.48
  Year ended 12/31/05 ...................      20.67      (0.07)                1.91            1.84         (0.81)         21.70
  Year ended 12/31/04 ...................      18.33      (0.15)(iii)           2.49            2.34            --          20.67
  Year ended 12/31/03 ...................      12.43      (0.14)                6.04            5.90            --          18.33
  Eight months ended 12/31/02(i)(ii) ....      16.69      (0.07)               (4.19)          (4.26)           --          12.43
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/06 ...................     $34.78      $(0.07)(iii)        $ 6.77          $ 6.70        $   --         $41.48
  Year ended 12/31/05 ...................      30.39      (0.21)                4.60            4.39            --          34.78
  Year ended 12/31/04 ...................      28.09      (0.07)                2.37            2.30            --          30.39
  Year ended 12/31/03 ...................      20.85      (0.07)                7.31            7.24            --          28.09
  Year ended 12/31/02 ...................      31.55      (0.14)              (10.56)         (10.70)           --          20.85
  CLASS S
  Year ended 12/31/06 ...................     $34.44      $(0.17)(iii)        $ 6.70          $ 6.53        $   --         $40.97
  Year ended 12/31/05 ...................      30.17      (0.08)                4.35            4.27            --          34.44
  Year ended 12/31/04 ...................      27.96      (0.04)                2.25            2.21            --          30.17
  Year ended 12/31/03 ...................      20.83      (0.16)                7.29            7.13            --          27.96
  Eight months ended 12/31/02(i)(ii) ....      28.46      (0.02)               (7.61)          (7.63)           --          20.83


  (i) Ratios have been annualized; total return has not been annualized.
 (ii) Commenced operations May 1, 2002.
(iii) Amount was computed based on average shares outstanding during the period.

                       See Notes to Financial Statements.

===================================================================================================================================
                                                                              RATIOS/SUPPLEMENTAL DATA
                                                        ------------------------------------------------------------------
                                                                                                RATIO OF NET
                                                                                                 INVESTMENT
                                                          NET ASSETS,      RATIO OF EXPENSES    INCOME (LOSS)    PORTFOLIO
                                               TOTAL     END OF PERIOD         TO AVERAGE        TO AVERAGE       TURNOVER
                                              RETURN    (000'S OMITTED)        NET ASSETS        NET ASSETS         RATE
                                              ------    ---------------    -----------------    ------------     ---------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/06 ...................      10.14%      $317,649               0.91%            (0.42)%        313.80%
  Year ended 12/31/05 ...................       9.82        369,157               0.86             (0.45)         226.14
  Year ended 12/31/04 ...................      13.04        482,868               0.92             (0.62)         229.17
  Year ended 12/31/03 ...................      47.79        414,590               0.93             (0.70)         196.43
  Year ended 12/31/02 ...................     (29.54)       240,063               0.93             (0.56)         323.83
  CLASS S
  Year ended 12/31/06 ...................       9.89%      $ 15,133               1.17%            (0.68)%        313.80%
  Year ended 12/31/05 ...................       9.54         10,810               1.11             (0.70)         226.14
  Year ended 12/31/04 ...................      12.77          4,636               1.17             (0.82)         229.17
  Year ended 12/31/03 ...................      47.47             43               1.18             (0.94)         196.43
  Eight months ended 12/31/02(i)(ii) ....     (25.52)             8               1.19             (0.75)         323.83
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/06 ...................      19.26%      $298,024               0.98%            (0.19)%        245.58%
  Year ended 12/31/05 ...................      14.45        298,410               0.91             (0.08)         130.14
  Year ended 12/31/04 ...................       8.19        380,336               0.97             (0.14)         182.41
  Year ended 12/31/03 ...................      34.72        382,289               0.97             (0.36)         161.71
  Year ended 12/31/02 ...................     (33.91)       271,373               0.96             (0.49)         203.05
  CLASS S
  Year ended 12/31/06 ...................      18.96%      $ 23,845               1.23%            (0.45)%        245.58%
  Year ended 12/31/05 ...................      14.15         17,887               1.16             (0.33)         130.14
  Year ended 12/31/04 ...................       7.90         13,772               1.22             (0.31)         182.41
  Year ended 12/31/03 ...................      34.23          7,328               1.21             (0.63)         161.71
  Eight months ended 12/31/02(i)(ii) ....     (26.81)           281               1.32             (0.92)         203.05

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 2006
================================================================================

NOTE 1--GENERAL:

The Alger American Fund (the "Fund") is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing six series of shares of beneficial interest: American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio (collectively the "Portfolios" and individually "Portfolio"). The American Growth Portfolio, American Small Capitalization Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The American Income and Growth Portfolio's primary investment objective is to provide a high level of dividend income by investing primarily in dividend-paying equity securities; capital appreciation is a secondary objective. The American Balanced Portfolio's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.

Each Portfolio offers Class O and Class S shares except for the American Income and Growth Portfolio which discontinued offering Class S shares on December 13, 2006. As of December 31, 2006, there were no Class S shares outstanding for the American Income and Growth Portfolio. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

(a) INVESTMENT VALUATION: Investments of the Portfolios are generally valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities included within the Nasdaq market are valued at the Nasdaq official closing price ("NOCP") on the day of valuation, or if there is no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation are valued at the mean between the last bid and asked prices on such day.

Securities for which market quotations are not readily available or for which the market quotation does not, in the opinion of the investment manager, reflect the securities true value are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Portfolios invest may be traded in markets that close before the close of the NYSE. Normally, developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) will not be reflected in the Portfolios' net asset values. However, if it be determined that such developments are so significant that they will materially affect the value of the Portfolios' securities, the Portfolios may adjust the previous closing prices to reflect what the investment manager, under the direction of the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolios are open.

Securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006 the Portfolios do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

(b) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Resulting receivables and payables are carried at amounts which approximate fair value. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) FOREIGN CURRENCY TRANSACTIONS: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net realized gains and losses on foreign currency transactions represent

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)


DECEMBER 31, 2006
================================================================================

net gains and losses from the sale of portfolio securities, the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

(d) REPURCHASE AGREEMENTS: The Portfolios enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Portfolio. Additional collateral is obtained when necessary.

(e) OPTION CONTRACTS: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolios may also purchase put and call options. Purchasing call and put options tends to decrease the Portfolio's exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) LENDING OF PORTFOLIO SECURITIES: The Portfolios may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio's total assets. The Portfolios earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any required additional collateral is delivered to the Portfolios on the next business day. There were no securities on loan during the year ended December 31, 2006.

(g) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the Fund on the ex-dividend date.

Dividends from net investment income are declared and paid annually.

With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends of net investment income and capital gains payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist.

Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, premium/discount of debt securities, and foreign currency transactions. The reclassifications had no impact on the net asset values of the Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

(h) FEDERAL INCOME TAXES: It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN48). FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.FIN48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)


DECEMBER 31, 2006
================================================================================

tax years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact in the financial statements has not yet been determined.

(i) ALLOCATION METHODS: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class S shares.

(j) INDEMNIFICATION: The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

(k) OTHER: These financial statements have been prepared in accordance with U.S. generally accepted accounting principles using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.


NOTE 3--INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT MANAGEMENT, ADVISORY AND ADMINISTRATION FEES: Prior to September 12, 2006, Fred Alger Management, Inc. ("Alger Management") provided both advisory services and administrative services to each Fund pursuant to a separate investment management agreement with each Portfolio. Effective September 12, 2006, the services provided by Alger Management to each Portfolio were bifurcated into two separate agreements--an investment advisory agreement and an adminstration agreement. Fees for these services incurred by each Portfolio, pursuant to the relevant agreement, are payable monthly and computed based on the value of the average daily net assets of each Portfolio, at the following rates:

                                     INVESTMENT                   ADMINISTRATION
                                     MANAGEMENT    ADVISORY FEE       FEE
                                     FEE THROUGH     EFFECTIVE      EFFECTIVE
                                    SEPTEMBER 11,  SEPTEMBER 12,  SEPTEMBER 12,
                                        2006           2006           2006
                                    ------------   ------------   -------------
American Growth Portfolio ........     .750%          .710%           .04%
American Small Capitalization
  Portfolio ......................     .850           .810            .04
American Income and Growth
  Portfolio ......................     .625           .585            .04
American Balanced Portfolio ......     .750           .710            .04
American MidCap Growth
  Portfolio ......................     .800           .760            .04
American Leveraged AllCap
  Portfolio ......................     .850           .810            .04

Each Agreement further provides that if in any fiscal year the aggregate expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, of the American Growth Portfolio exceed 1.50%; the American Small Capitalization Portfolio exceed 1.50%; the American Income and Growth Portfolio exceed 1.25%; the American Balanced Portfolio exceed 1.25%; the American MidCap Growth Portfolio exceed 1.50% and the American Leveraged AllCap Portfolio exceed 1.50% of the average daily net assets of the applicable Portfolio, Alger Management will reimburse that Portfolio for the excess expenses.

As part of the settlement with the New York State Attorney General (see Note 8-Litigation) Alger Management has agreed to reduce its advisory fee to 0.67% for the American Balanced Portfolio, 0.535% for the American Income and Growth Portfolio and 0.775% for the American Leverage AllCap Portfolio for the period from December 1, 2006 through November 30, 2011.

(b) DISTRIBUTION FEES: Class S shares--The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio pay Fred Alger & Company, Incorporated, the Fund's distributor (the "Distributor"), a fee at the annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(c) BROKERAGE COMMISSIONS: During the year ended December 31, 2006, the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio paid the Distributor $2,965,532, $556,153, $129,418, $846,013, $1,240,536 and $835,608 respectively, in connection with securities transactions.

(d) SHAREHOLDER ADMINISTRATIVE FEES: The Fund has entered into a shareholder administrative service agreement with Alger Shareholder Services, Inc. ("Alger Services") to compensate Alger Services on a per account basis for its liaison and administrative oversight of the transfer agent and related services. During the year ended December 31, 2006, the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio incurred fees of $251, $239, $88, $97, $250, and $244, respectively, for these services.

(e) OTHER: Certain trustees and officers of the Fund are directors and officers of Alger Management, the Distributor and Alger Services.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)


DECEMBER 31, 2006
================================================================================

NOTE 4--SECURITIES TRANSACTIONS:

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 2006, were as follows:

                                                   PURCHASES           SALES
                                                --------------    --------------
American Growth Portfolio ..................    $2,395,632,245    $2,653,297,111
American Small Capitalization Portfolio ....       510,089,085       566,991,787
American Income and Growth Portfolio .......       100,508,296       115,227,146
American Balanced Portfolio ................       863,491,386       924,158,791
American MidCap Growth Portfolio ...........     1,066,700,132     1,146,537,733
American Leveraged AllCap Portfolio ........       741,698,933       780,439,738

As of December 31, 2006, American Growth Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio had portfolio securities and cash valued at $16,360,600, $8,828,830 and $8,070,668, respectively, segregated as collateral for written options.

Written call and put option activity for the year ended December 31, 2006 was as follows:

                                                      NUMBER OF      PREMIUMS
                                                      CONTRACTS      RECEIVED
                                                      ---------     ----------
Alger American Growth Portfolio
    Options outstanding at December 31, 2005 .....       8,226      $1,121,462
    Options written ..............................       7,544       1,820,914
    Options closed or expired ....................     (11,396)     (1,605,604)
    Options exercised ............................        (564)        (85,724)
                                                       -------      ----------
    Options outstanding at December 31, 2006 .....       3,810       1,251,048
                                                       =======      ==========

                                                      NUMBER OF      PREMIUMS
                                                      CONTRACTS      RECEIVED
                                                      ---------     ----------

Alger American MidCap Growth Portfolio
    Options outstanding at December 31, 2005 .....      12,322      $1,653,000
    Options written ..............................      10,201       1,902,338
    Options closed or expired ....................     (20,027)     (2,801,117)
    Options exercised ............................        (521)        (79,189)
                                                       -------      ----------
    Options outstanding at December 31, 2006 .....       1,975         675,032
                                                       =======      ==========
Alger American Leveraged AllCap Portfolio
    Options outstanding at December 31, 2005 .....          --      $       --
    Options written ..............................       2,062         713,136
    Options closed or expired ....................          --              --
    Options exercised ............................          --              --
                                                       -------      ----------
    Options outstanding at December 31, 2006 .....       2,062      $  713,136
                                                       =======      ==========

NOTE 5--LINES OF CREDIT:

The Trust participates in committed lines of credits with other mutual funds managed by Alger Management. All Borrowings have variable interest rates and are payable on demand.

With the exception of the American Leveraged AllCap Portfolio, the Trust borrows under such lines of credit exclusively for temporary or emergency purposes. The American Leveraged AllCap Portfolio may borrow under these lines up to 1/3 of the value of its assets, to purchase additional securities. To the extent the American Leveraged AllCap Portfolio borrows under these lines, it must pledge securities with a total value of at least twice the amount borrowed. For the year ended December 31, 2006, the Trust had the following borrowings:

                                                                     WEIGHTED
                                                                      AVERAGE
                                                       AVERAGE       INTEREST
                                                      BORROWING        RATE
                                                      ---------     ----------
American Growth Portfolio .........................    $482,254        5.80%
American Small Capitalization Portfolio ...........       1,951        5.83
American Balanced Portfolio .......................      20,656        5.89
American MidCap Portfolio .........................      31,173        5.85
American Leveraged AllCap Portfolio ...............     236,826        5.84

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)


DECEMBER 31, 2006
================================================================================

NOTE 6--SHARE CAPITAL:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are divided into six series. Each series is divided into two separate classes.

During the year ended December 31, 2006, transactions of shares of beneficial interest were as follows:

                                                    SHARES           AMOUNT
                                                  -----------     -------------
American Growth Portfolio:
    Class O:
      Shares sold ............................      1,069,754     $  42,276,613
      Dividends reinvested ...................         23,110           896,918
      Shares redeemed ........................     (7,603,196)     (298,734,511)
                                                  -----------     -------------
      Net decrease ...........................     (6,510,332)    $(255,560,980)
                                                  ===========     =============
    Class S:
      Shares sold ............................         65,506     $   2,549,226
      Shares redeemed ........................        (73,217)       (2,854,044)
                                                  -----------     -------------
      Net decrease ...........................         (7,711)    $    (304,818)
                                                  ===========     =============
American Small Capitalization Portfolio:
    Class O:
      Shares sold ............................      1,952,407     $  51,103,295
      Shares redeemed ........................     (4,988,356)     (129,953,768)
                                                  -----------     -------------
      Net decrease ...........................     (3,035,949)    $ (78,850,473)
                                                  ===========     =============
    Class S:
      Shares sold ............................      1,106,261     $  28,654,504
      Shares redeemed ........................        (49,144)       (1,253,439)
                                                  -----------     -------------
      Net increase ...........................      1,057,117     $  27,401,065
                                                  ===========     =============
American Income and Growth Portfolio:
    Class O:
      Shares sold ............................        313,161     $   3,200,700
      Dividends reinvested ...................         92,104           908,146
      Shares redeemed ........................     (1,732,389)      (17,684,330)
                                                  -----------     -------------
      Net decrease ...........................     (1,327,124)    $ (13,575,484)
                                                  ===========     =============
    Class S:
      Dividends reinvested ...................             11     $         112
      Shares redeemed ........................         (1,069)          (10,951)
                                                  -----------     -------------

      Net decrease ...........................         (1,058)    $     (10,839)
                                                  ===========     =============
American Balanced Portfolio:
    Class O:
      Shares sold ............................        956,880     $  13,408,352
      Dividends reinvested ...................      1,368,309        18,171,149
      Shares redeemed ........................     (4,527,182)      (62,544,518)
                                                  -----------     -------------
      Net decrease ...........................     (2,201,993)    $ (30,965,017)
                                                  ===========     =============
    Class S:
      Shares sold ............................         98,708     $   1,419,142
      Dividends reinvested ...................        158,082         2,130,950
      Shares redeemed ........................     (1,034,385)      (14,872,075)
                                                  -----------     -------------
      Net decrease ...........................       (777,595)    $ (11,321,983)
                                                  ===========     =============

American MidCap Growth Portfolio:
    Class O:
      Shares sold ............................      1,942,397     $  41,184,173
      Dividends Invested .....................      2,397,892        46,375,223
      Shares redeemed ........................     (5,886,141)     (126,030,882)
                                                  -----------     -------------
      Net decrease ...........................     (1,545,852)    $ (38,471,486)
                                                  ===========     =============
    Class S:
      Shares sold ............................        244,890     $   4,959,123
      Dividends Invested .....................         91,783         1,754,889
      Shares redeemed ........................        (95,740)       (1,947,098)
                                                  -----------     -------------
      Net increase ...........................        240,933     $   4,766,914
                                                  ===========     =============

American Leveraged AllCap Portfolio:
    Class O:
      Shares sold ............................      1,041,009     $  39,055,541
      Shares redeemed ........................     (2,436,336)      (90,758,895)
                                                  -----------     -------------
      Net decrease ...........................     (1,395,327)    $ (51,703,354)
                                                  ===========     =============
    Class S:
      Shares sold ............................        284,361     $  10,377,871
      Shares redeemed ........................       (221,723)       (8,175,737)
                                                  -----------     -------------
      Net increase ...........................         62,638     $   2,202,134
                                                  ===========     =============

During the year ended December 31, 2005, transactions of shares of beneficial interest were as follows:

American Growth Portfolio:
    Class O:
      Shares sold ............................      1,719,711     $  62,310,408
      Dividends reinvested ...................         65,778         2,231,180
      Shares redeemed ........................     (9,676,332)     (351,400,003)
                                                  -----------     -------------
      Net decrease ...........................     (7,890,843)    $(286,858,415)
                                                  ===========     =============
    Class S:
      Shares sold ............................        133,619     $   4,694,673
      Dividends reinvested ...................            436            14,708
      Shares redeemed ........................        (35,275)       (1,262,387)
                                                  -----------     -------------
      Net increase ...........................         98,780     $   3,446,994
                                                  ===========     =============

American Small Capitalization Portfolio:
    Class O:
      Shares sold ............................      2,371,054     $  51,662,814
      Shares redeemed ........................     (4,768,156)     (100,328,025)
                                                  -----------     -------------
      Net decrease ...........................     (2,397,102)    $ (48,665,211)
                                                  ===========     =============
    Class S:
      Shares sold ............................        744,615     $  15,994,655
      Shares redeemed ........................        (31,624)         (654,475)
                                                  -----------     -------------
      Net increase ...........................        712,991     $  15,340,180
                                                  ===========     =============

American Income and Growth Portfolio:
    Class O:
      Shares sold ............................        392,569     $   3,926,018
      Dividends reinvested ...................         97,659           947,291
      Shares redeemed ........................     (2,334,511)      (23,302,780)
                                                  -----------     -------------
      Net decrease ...........................     (1,844,283)    $ (18,429,471)
                                                  ===========     =============

    Class S:
      Dividends reinvested ...................              9     $          89
                                                  ===========     =============

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)


DECEMBER 31, 2006
================================================================================

American Balanced Portfolio:
    Class O:
      Shares sold ............................      1,273,869     $  17,530,368
      Dividends reinvested ...................        369,829         4,826,274
      Shares redeemed ........................     (4,260,365)      (57,983,793)
                                                  -----------     -------------
      Net decrease ...........................     (2,616,667)    $ (35,627,151)
                                                  ===========     =============
    Class S:
      Shares sold ............................        203,959     $   2,819,665
      Dividends reinvested ...................         47,102           623,154
      Shares redeemed ........................       (510,049)       (7,065,304)
                                                  -----------     -------------
      Net decrease ...........................       (258,988)    $  (3,622,485)
                                                  ===========     =============

American MidCap Growth Portfolio:
    Class O:
      Shares sold ............................      2,712,426     $  56,128,439
      Dividends reinvested ...................        959,392        17,950,220
      Shares redeemed ........................    (10,033,907)     (209,496,267)
                                                  -----------     -------------
      Net decrease ...........................     (6,362,089)    $(135,417,608)
                                                  ===========     =============

    Class S:
      Shares sold ............................        291,270     $   5,964,213
      Dividends reinvested ...................         15,329           284,657
      Shares redeemed ........................        (32,816)         (674,803)
                                                  -----------     -------------
      Net increase ...........................        273,783     $   5,574,067
                                                  ===========     =============
American Leveraged AllCap Portfolio:
    Class O:
      Shares sold ............................      1,040,839     $  33,263,898
      Shares redeemed ........................     (4,973,709)     (159,346,739)
                                                  -----------     -------------
      Net decrease ...........................     (3,932,870)    $(126,082,841)
                                                  ===========     =============
    Class S:
      Shares sold ............................        137,584     $   4,384,234
      Shares redeemed ........................        (74,576)       (2,320,302)
                                                  -----------     -------------
      Net increase ...........................         63,008     $   2,063,932
                                                  ===========     =============

NOTE 7--TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended December 31, 2006 and the year ended December 31, 2005 were as follows:

                                               YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2006   DECEMBER 31, 2005
                                           -----------------   -----------------
American Growth Portfolio
Distributions paid from:
  Ordinary Income ........................    $   896,918       $   2,245,888
  Long-Term capital gains ................             --                  --
                                              -----------       -------------
  Total distributions paid ...............    $   896,918       $   2,245,888
                                              ===========       =============


                                               YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2006   DECEMBER 31, 2005
                                           -----------------   -----------------
American Small Capitalization Portfolio
Distributions paid from:
  Ordinary Income ........................             --                  --
  Long-Term capital gains ................             --                  --
                                              -----------       -------------
  Total distributions paid ...............             --                  --
                                              ===========       =============
American Income and Growth Portfolio
Distributions paid from:
  Ordinary Income ........................    $   908,258       $     947,380
  Long-Term capital gains ................             --                  --
                                              -----------       -------------
  Total distributions paid ...............    $   908,258       $     947,380
                                              ===========       =============
American Balanced Portfolio
Distributions paid from:
  Ordinary Income ........................    $14,869,576       $   5,449,428
  Long-Term capital gains ................      5,432,523                  --
                                              -----------       -------------
  Total distributions paid ...............    $20,302,099       $   5,449,428
                                              ===========       =============
American MidCap Growth Portfolio
Distributions paid from:
  Ordinary Income ........................    $35,055,107                  --
  Long-Term capital gains ................     13,075,005       $  18,234,877
                                              -----------       -------------
  Total distributions paid ...............    $48,130,112       $  18,234,877
                                              ===========       =============
American Leveraged AllCap Portfolio
Distributions paid from:
  Ordinary Income ........................             --                  --
  Long-Term capital gains ................             --                  --
                                              -----------       -------------
  Total distributions paid ...............             --                  --
                                              ===========       =============

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

American Growth Portfolio:
  Undistributed ordinary income .................................  $  1,914,141
  Undistributed long-term gain ..................................            --
  Other loss deferral ...........................................      (131,024)
  Unrealized appreciation (depreciation) ........................    31,340,480

American Small Capitalization Portfolio:
  Undistributed ordinary income .................................            --
  Undistributed long-term gain ..................................            --
  Unrealized appreciation (depreciation) ........................  $115,303,842

American Income and Growth Portfolio:
  Undistributed ordinary income .................................  $    530,903
  Undistributed long-term gain ..................................            --
  Unrealized appreciation (depreciation) ........................     6,477,451

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)


DECEMBER 31, 2006
================================================================================

American Balanced Portfolio:
  Undistributed ordinary income ..................................  $18,213,991
  Undistributed long-term gain ...................................    1,378,765
  Unrealized appreciation (depreciation) .........................    8,189,171

American MidCap Growth Portfolio:
  Undistributed ordinary income ..................................  $36,829,821
  Undistributed long-term gain ...................................   11,483,899
  Other loss deferral ............................................   (1,390,507)
  Unrealized appreciation
    (depreciation) ...............................................   20,902,172

American Leveraged AllCap Portfolio:
  Undistributed ordinary income ..................................           --
  Undistributed long-term gain ...................................           --
  Other loss deferral ............................................           --
  Unrealized appreciation
    (depreciation) ...............................................  $22,623,196

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of premium/discount on debt securities.

At December 31, 2006, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

                                     EXPIRATION DATE
                        ----------------------------------------
                            2009           2010          2011          TOTAL
                        -----------    -----------    ----------    ------------
American Growth
  Portfolio ........    $        --    275,173,560    31,134,918    $306,308,478
American Small
  Capitalization
  Portfolio ........    $15,894,693     71,669,579            --    $ 87,564,272
American Income
  and Growth
  Portfolio ........    $        --     26,250,802     5,270,882    $ 31,521,684
American
  Leveraged AllCap
  Portfolio ........    $ 1,077,219     97,987,772            --    $ 99,064,991

NOTE 8--LITIGATION:

On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On December 22, 2006, Alger Management and Alger Inc. executed Offers of Settlement with the Commission, and the settlement is subject to approval of the Commission. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the proposed settlement payment is not expected to adversely affect the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)


DECEMBER 31, 2006
================================================================================

Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the 1940 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
 OF THE ALGER AMERICAN FUND:

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger American Fund (comprising respectively, the Alger American Growth, Alger American Small Capitalization, Alger American Income and Growth, Alger American Balanced, Alger American MidCap Growth, and Alger American Leveraged AllCap Portfolios) (collectively, the "Fund") as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of The Alger American Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.


                                            ERNST & YOUNG LLP


New York, New York
January 31, 2007

THE ALGER AMERICAN FUND
ADDITIONAL INFORMATION
SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

================================================================================

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2006 and ending December 31, 2006.


ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             RATIO OF
                                                                                            EXPENSES TO
                                                                                              AVERAGE
                                                                           EXPENSES PAID    NET ASSETS
                                                 BEGINNING      ENDING      DURING THE        FOR THE
                                                  ACCOUNT       ACCOUNT     SIX MONTHS      SIX MONTHS
                                                   VALUE         VALUE         ENDED           ENDED
                                                  JULY 1,    DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                   2006          2006         2006(B)         2006(C)
--------------------------------------------------------------------------------------------------------
ALGER AMERICAN GROWTH PORTFOLIO
CLASS O     ACTUAL                              $1,000.00     $1,083.60       $4.36            0.83%
            HYPOTHETICAL(A)                      1,000.00      1,021.02        4.23            0.83
CLASS S     ACTUAL                               1,000.00      1,082.10        5.67            1.08
            HYPOTHETICAL(A)                      1,000.00      1,019.76        5.50            1.08

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O     ACTUAL                              $1,000.00     $1,092.20       $4.90            0.93%
            HYPOTHETICAL(A)                      1,000.00      1,020.52        4.74            0.93
CLASS S     ACTUAL                               1,000.00      1,090.40        6.22            1.18
            HYPOTHETICAL(A)                      1,000.00      1,019.26        6.01            1.18

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
CLASS O     ACTUAL                              $1,000.00     $1,132.80       $4.89            0.91%
            HYPOTHETICAL(A)                      1,000.00      1,020.62        4.63            0.91

ALGER AMERICAN BALANCED PORTFOLIO
CLASS O     ACTUAL                              $1,000.00     $1,069.70       $4.49            0.86%
            HYPOTHETICAL(A)                      1,000.00      1,020.87        4.38            0.86
CLASS S     ACTUAL                               1,000.00      1,068.80        5.79            1.11
            HYPOTHETICAL(A)                      1,000.00      1,019.61        5.65            1.11

THE ALGER AMERICAN FUND
SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

================================================================================

                                                                                                 RATIO OF
                                                                                                EXPENSES TO
                                                                                                  AVERAGE
                                                                               EXPENSES PAID    NET ASSETS
                                                 BEGINNING       ENDING         DURING THE        FOR THE
                                                  ACCOUNT        ACCOUNT        SIX MONTHS      SIX MONTHS
                                                   VALUE          VALUE            ENDED           ENDED
                                                  JULY 1,      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                   2006            2006           2006(B)         2006(C)
------------------------------------------------------------------------------------------------------------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O     ACTUAL                              $1,000.00       $1,099.60         $4.82           0.91%
            HYPOTHETICAL(A)                      1,000.00        1,020.62          4.63           0.91
CLASS S     ACTUAL                               1,000.00        1,098.10          6.19           1.17
            HYPOTHETICAL(A)                      1,000.00        1,019.31          5.96           1.17

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
CLASS O     ACTUAL                              $1,000.00       $1,157.70         $5.33           0.98%
            HYPOTHETICAL(A)                      1,000.00        1,020.27          4.99           0.98
CLASS S     ACTUAL                               1,000.00        1,156.40          6.69           1.23
            HYPOTHETICAL(A)                      1,000.00        1,019.00          6.26           1.23

--------------------------------------------------------------------------------
(a) 5% annual return before expenses.
(b) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(c) Annualized.

TRUSTEES AND OFFICERS OF THE FUND (UNAUDITED)

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, Spectra Fund, The Alger Funds, The Alger Institutional Funds, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                                 NUMBER OF FUNDS
                                                                                                IN THE ALGER FUND
                                                                                     TRUSTEE         COMPLEX
 NAME, AGE, POSITION                                                                 AND/OR    WHICH ARE OVERSEEN
     WITH THE FUND                         PRINCIPAL OCCUPATIONS                  OFFICER SINCE    BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Stephen E. O'Neil (74)        Attorney; Private investor since 1981; Director         1988             27
  Trustee                     of Brown-Forman Corporation since 1978;
                              Trustee/Director of the six funds in the Alger Fund
                              Complex since the inception of each.

Nathan E. Saint-Amand,        Medical doctor in private practice; Member of           1988             27
  M.D. (68)                   the Board of the Manhattan Institute since 1988;
  Trustee                     Trustee/Director of the six funds in the Alger Fund
                              Complex since the later of 1986 or its inception;
                              formerly Co-Chairman Special Projects Committee,
                              Memorial Sloan Kettering.

OFFICERS

Dan C. Chung (44)             President since September 2003 and Chief                2001             N/A
  Trustee and                 Investment Officer and Director since 2001 of
  President                   Alger Management; President since 2003 and
                              Director since 2001 of Alger Associates, Inc.
                              ("Associates"), Alger Shareholder Services, Inc.
                              ("Services"), Fred Alger International Advisory
                              S.A. ("International") (Director since 2003),
                              Director of Fred Alger & Co., Inc. ("Alger Inc.") and
                              Analysts Resources, Inc. ("ARI"); President of
                              the six investment companies in the Alger Fund
                              Complex since September 2003; Trustee/Director
                              of four of the six investment companies in the
                              Alger Fund Complex since 2001; senior analyst
                              with Alger Management 1998-2001.

Frederick A. Blum (52)        Executive Vice President, Chief Financial Officer       2003             N/A
  Treasurer                   and Treasurer of Alger Inc., Alger Management,
                              ARI and Services since September 2003 and Senior
                              Vice President prior thereto; Executive Vice President
                              of Associates since September 2003; Treasurer or
                              Assistant Treasurer of each of the six investment
                              companies in the Alger Fund Complex since the later
                              of 1996 or its inception; Director of SICAV and
                              International and Chairman of the Board (and prior
                              thereto Senior Vice President) since 2003.

                                                                                                 NUMBER OF FUNDS
                                                                                                IN THE ALGER FUND
                                                                                     TRUSTEE         COMPLEX
 NAME, AGE, POSITION                                                                 AND/OR    WHICH ARE OVERSEEN
     WITH THE FUND                         PRINCIPAL OCCUPATIONS                  OFFICER SINCE    BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
OFFICERS

Hal Liebes (42)               Executive Vice President, Chief Legal Officer,          2005             N/A
  Secretary and               Director and Secretary of Alger Management,
  Chief Operating             Chief Operating Officer, Director and Secretary of
  Officer                     Services, Director of Associates; Executive Vice
                              President, Chief Legal Officer and Director of Alger,
                              Inc.; Secretary of the six investment companies in
                              the Alger Fund Complex. Formerly Chief Compliance
                              Officer 2004-2005, AMVESCAP PLC; U.S. General
                              Counsel 1994-2002 and Global General Counsel
                              2002-2004, Credit Suisse Asset Management.

Michael D. Martins (41)       Senior Vice President of Alger Management;              2005             N/A
  Assistant Treasurer         Assistant Treasurer of the six investment
                              companies in the Alger Fund Complex since
                              2004. Formerly Vice President, Brown Brothers
                              Harriman & Co. 1997-2004.

Lisa A. Moss (41)             Vice President and Assistant General Counsel of         2006             N/A
  Assistant Secretary         Alger Management since June 2006. Formerly
                              Director of Merrill Lynch Investment Managers, L.P.
                              from 2005-2006; Assistant General Counsel of AIM
                              Management, Inc. from 1995-2005.

Barry J. Mullen (53)          Senior Vice President and Chief Compliance Officer      2006             N/A
                              Chief Compliance of Alger Management since May 2006.
                              Formerly, Officer Director of BlackRock, Inc.
                              from 2004-2006; Vice President of J.P. Morgan
                              Investment Management from 1996-2004.

No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 254-3797.

BOARD CONSIDERATIONS

At an in-person meeting held on September 12, 2006, the Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Investment Advisory Agreement. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

For each Fund, in evaluating the New Investment Advisory Agreement, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by Alger Management and by counsel to the Trust. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Current Investment Advisory Agreement,
(ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the New Investment Advisory Agreement reflects these economies of scale. These materials included an analysis of the Fund and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to approve the New Investment Advisory Agreements, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Funds.

NATURE, EXTENT AND QUALITY OF SERVICES. In considering the nature, extent and quality of the services proposed to be provided by Alger Management pursuant to each Fund's New Investment Advisory Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates and the materials provided at the meeting, and considered the nature, extent and quality of the services provided by Alger Management pursuant to the Current Investment Advisory Agreements. For each Fund, they noted that under the Advisory Agreements, Alger Management is responsible for managing the investment operations of the Fund. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund's portfolio and administering the Fund's affairs, as well as Alger Management's overall investment management business. The Trustees concluded that Alger Management's experience, resources and strength in those areas of importance to the Funds are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Trust.

TRANSFER OF OWNERSHIP OF ALGER ASSOCIATES. The Trustees assessed the implications for Alger Management of the pending transfer of ownership control of Alger Associates and Alger Management's ability to continue to provide services to the Funds of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the pending transfer on Alger Management's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of Alger Management that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreements, and to operate its business in a manner consistent with past practices. The Board also considered that each Fund's New Investment Advisory Agreement, and the fees paid thereunder, are substantively identical in all respects to that Fund's Current Investment Advisory Agreement, except for the time periods covered by the Agreements and, that for administrative convenience, the separate Current Investment Advisory Agreements were being combined into a single New Investment Advisory Agreement between Alger Management and the Trust, on behalf of the Funds.

INVESTMENT PERFORMANCE OF THE FUNDS. Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees noted that the performance of some of the Funds (SmallCap and Leveraged AllCap) had been generally excellent, consistently outperforming the relevant benchmarks and fund peer groups for various periods through August 31, 2006, while other Funds (Growth, MidCap, Balanced and Income & Growth) had underperformed their benchmarks and fund peer groups for at least the year ended August 31, 2006. The Trustees discussed with Alger Management the performance of the underperforming Funds, inquiring into both the reasons for the underperformance and Alger Management's plans for upgrading the Funds' performance.

FUND FEES AND EXPENSE RATIOS; PROFITABILITY TO ALGER MANAGEMENT AND ITS AFFILIATES. The Trustees considered the profitability of each Current Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Fund's profitability to Alger Management and its affiliates for the Fund's most recent fiscal year. In addition, the Trustees reviewed each Fund's management fees and expense ratios and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that, while some of the Funds' advisory fees and/or expense ratios were at or near (and in several cases below) the median for the Fund's Callan peer group, other Funds' fees (MidCap, Leveraged AllCap and Balanced) and/or expense ratios (Class S Shares of all Funds except Income & Growth) were higher than those of most of the funds in the Callan peer group. In the latter cases, the Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was modest.

ECONOMIES OF SCALE. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as it grows in size, but that in view of the current levels of profitability of each of the Funds to Alger Management and its affiliates, such economies as might already exist were subsumed in the level of the management fees, and that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

OTHER BENEFITS TO ALGER MANAGEMENT. The Trustees considered whether Alger Management benefits in other ways from its relationship with the Funds. They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds' brokerage transactions, data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that Alger, Inc. provides a substantial portion of the Funds' equity brokerage and that Alger Shareholder Services, Inc. receives fees from the Funds under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of each Fund's New Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations, as to each Fund:

    o The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

    o The Board determined that the pending transfer of ownership control of Alger Associates would not be a detriment to Alger Management's ability to continue to provide services to the Fund of the same scope and quality as provided under the Current Investment Advisory Agreement, and that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices.

    o The Board was satisfied with the performance of the Funds that had shown excellent performance, but determined to monitor the progress of Alger Management's steps to improve the performance of the underperforming Funds.

    o The Board concluded that the Fund's fee paid to Alger Management, which was proposed to be the same under the New Investment Advisory Agreement as under the Current Investment Advisory Agreement, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

    o The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund's assets and that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the New Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov.



QUARTERLY FUND HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

ITEM 2.  CODE OF ETHICS.

    (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

    (b)  Not applicable.

    (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

    (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

    (e)  Not applicable.

    (f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    a)   Audit Fees:

            December 31, 2006                $122,640
            December 31, 2005                $117,600

    b)   Audit-Related Fees: NONE

    c)   Tax Fees for tax advice, tax compliance and tax planning:

            December 31, 2006                $27,070
            December 31, 2005                $25,070

    d)   All Other Fees:

            December 31, 2006                $14,200
            December 31, 2005                $10,225

         Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

    e)   1) Audit Committee Pre-Approval Policies And Procedures:

         Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

         2) All fees in item 4(b) through 4(d) above were approved by the Registrants' Audit Committee.

    f)   Not Applicable

    g)   Non-Audit Fees:

            December 31, 2006                $217,212 and 26,884 Euros
            December 31, 2005                $186,831 and 56,050 Euros

    h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to
         (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         None

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

    (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

    (a)  (1) Code of Ethics as Exhibit 99.CODE ETH

    (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

    (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger American Fund

By:  /s/Dan C. Chung

     Dan C. Chung

     President

Date:  February 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/Dan C. Chung

     Dan C. Chung

     President

Date:  February 2, 2007

By:  /s/Frederick A. Blum

     Frederick A. Blum

     Treasurer

Date:  February 2, 2007